[GRAPHIC:  HAND WITH PUZZLE PIECES]          Nations LargeCap
                                             Index Fund

                                             Nations Managed
                                             Index Fund

                                             Nations MidCap
                                             Index Fund

                                             Nations SmallCap
                                             Index Fund




INDEX FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2001


                                   [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2001 marked one of the most difficult periods for investors in recent memory. As an investor, you've probably asked yourself many times over "When will it end?" The U.S. stock market has taken investors on a very wild ride during the past year and, more so, during the first quarter of 2001. After reaching all-time highs in early 2000, each of the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index (Nasdaq)(1) -- all ended the year 2000 in negative territory. To make matters worse, after some modest gains in January 2001, each of these indexes declined to levels not seen since 1998. It was the first time in a long time that both the S&P 500 and Nasdaq entered bear market territory -- defined by a loss of more than 20% from an index's 52-week high.

                           International stock markets also felt the impact of the U.S. economic slowdown. The year 2000 marked the first time since 1992 that international stocks -- represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
                           (EAFE) Index(2) -- finished the year in the minus column, down 14%. Bond investors were the only group to have anything to cheer about, as bonds -- represented by the Lehman Aggregate Bond Index(3) -- ended 2000 ahead of the S&P 500 by more than 20%. Not only that, it was the first time in a decade that bonds outperformed stocks.

                           Now more than ever we need to be reminded of the fact that investing generally is a long-term proposition -- one that requires patience and perseverance during volatile times. With that long-term view in mind, here are some points to note.

                           DOWNTURNS CAN ALSO EQUAL OPPORTUNITY
                           While many stocks were flying high in 1999 and 2000, especially in the technology sector, several Wall Street experts were warning that many of these stocks were overvalued. This warning has now come to fruition, as many of these high-flying growth stocks of yesterday now appear to be today's value opportunities. We've always been told to "buy low" and now may be a good opportunity to buy some of the most widely regarded companies in corporate America at a discount.

                           DIVERSIFICATION IS KEY
                           A carefully selected portfolio of stocks, bonds and money market instruments is a sensible way to reduce some of the risk associated with investing. Since different investments respond differently to the same economic conditions, we believe it makes even more sense to maintain a diversified portfolio through uncertain times. It's times like these that can prove the effectiveness of asset allocation.

(1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an index consisting of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. All indexes are unmanaged and unavailable for investment.

(2)The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

(3)The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           BRIGHTER DAYS MAY BE AHEAD
                           The U.S. economy has been slowing down and we think it will continue to do so for the near future. In addition, the markets will continue to be rocked by reports of lower corporate earnings. However, the Federal Reserve Board has done its part in aiding the economy by reducing interest rates aggressively this year. The markets react to this sort of news almost instantly, but it's important to note that rate cuts take time to have a lasting effect on the economy -- some times up to four quarters before any real impact can be measured.

                           Please read through your report to see what your Managers of Distinction have to say about the markets, the economy and how your investment in Nation Funds has fared over the past 12 months. We encourage you to then have a conversation with your investment professional to discuss how you can take advantage of the current market environment as it relates to your long-term investment goals.

                           We remain committed to providing you with world-class investment management and competitive products to help you reach your long-term goals. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /S/ ROBERT H. GORDON
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2001

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3

                                     PORTFOLIO COMMENTARY
                                     Nations LargeCap Index Fund                                     5
                                     Nations Managed Index Fund                                      8
                                     Nations MidCap Index Fund                                      12
                                     Nations SmallCap Index Fund                                    15

                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       19
                                     Statements of operations                                       45
                                     Statements of changes in net assets                            46
                                     Schedules of capital stock activity                            48
                                     Financial highlights                                           52
                                     Notes to financial statements                                  60

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS
                                RECOGNIZED FOR                         [DALBAR LOGO]
                                OUTSTANDING
                                INTERMEDIARY AND                       DALBAR, Inc., is a well-respected
                                SHAREHOLDER SERVICE                    research firm that measures
                                                                       customer service levels and
                                IN RECOGNITION OF ITS COMMITMENT TO    establishes benchmarks in the
                                PROVIDE INVESTMENT PROFESSIONALS       financial services industry.
                                AND SHAREHOLDERS WITH THE HIGHEST
                                LEVEL OF SERVICE IN THE MUTUAL FUND
                                INDUSTRY, NATIONS FUNDS RECEIVED
                                BOTH THE DALBAR INTERMEDIARY
                                SERVICE AWARD AND MUTUAL FUND
                                SERVICE AWARD IN 2000.
                            ------------------------------------------------------------------------------

                   "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.

                     [This page intentionally left blank.]

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           The U.S. economy slowed dramatically in the year ended March 31, 2001, which weighed heavily on corporate profit performance and stock prices. The pendulum in the equity market swung from euphoria to pessimism, with hard-hit technology stocks responsible for much of the pull. Conversely, the fixed-income market recorded impressive gains, as weary investors scrambled for the security and liquidity of bonds.

                           The stock market's performance during the past year was hardly uniform. The Standard & Poor's 500 Composite Stock Price Index** suffered a 22% loss in total return over the 12-month period, while the tech-heavy Nasdaq Composite Index*** plummeted 60%. Value strategies generally trumped growth approaches, reversing the trend of the past four years and highlighting the importance of diversification.

                           While the broad market suffered a setback over the past year, investors achieved double-digit rates of return in several sectors, including utilities, transportation, consumer staples, health care and financial services. The energy sector also yielded a positive return. Joining the technology sector in the red were basic materials, capital goods, consumer cyclicals and communications.

                           Fixed-income products provided a safe haven for investors, as slowing economic activity, interest-rate cuts by the Federal Reserve Board, and a strong U.S. dollar drove bond prices higher. Both U.S. Treasury securities and corporate bonds delivered double-digit returns to their holders in the 12 months ending March 31, 2001.

                           The performance of the U.S. economy provided the backdrop for this rapid change in market sentiment. U.S. real GDP (gross domestic product) growth skidded from an explosive 8% at the end of 1999 to a mere 1% at the close of 2000. Three primary forces caused the slowdown: the Fed's aggressive tightening of interest rates to contain inflationary pressures; a sharp run-up in energy prices; and a rapid response by companies to control inventories amidst slowing consumer demand. As 2001 began, companies started to pare back earnings expectations, leaving investors questioning when a turning point might appear.

                           The abrupt slowdown in the economy caught everyone, even the Federal Reserve, by surprise. To arrest a possible slide into recession, U.S. monetary policymakers slashed interest rates by a full 150 basis points -- or one and one-half percent -- in the first quarter of 2001.+ Other interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The yield on 10-

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A.
                           and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           +Since March 31, 2001, the Federal Reserve Board reduced the Federal Funds rate by 1.00%.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           year Treasury notes plummeted to less than 5.00% in March 2001 from around 6.25% a year earlier.

                           The tight linkages among various countries and the dominance of U.S. multinational companies have caused the effects of the U.S. economic slowdown to be felt worldwide. The capital markets in Asia, Europe and Latin America have all reflected the weakening demand from U.S. consumers and businesses. The world has managed to escape a global economic crisis during the past year, however, despite a major devaluation by Turkey, a recession in Argentina and growing weakness in Japan. Meanwhile, the ongoing strength of the U.S. dollar has reflected global investors' confidence in the long-term prospects of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2001 began, questions persisted as to whether the U.S. economy was headed for recession. While the manufacturing sector experienced a severe decline, with weakness spreading to other areas, housing remained strong and auto sales have performed better than expected. Some of the key forces causing the economic weakness have also, at least partially, reversed course. Monetary policy has shifted to an active easing, crude oil and natural gas prices have receded from their highs, and the inventory correction is well underway.

                           While it appears that a recession may still be avoided, significant risks persist. Concerns about the job market could cause consumers to be more frugal; companies could make aggressive cuts in capital spending or global weakness could intensify. Nevertheless, in our view, the U.S. economy should be able to recover by the end of 2001.

                           Look for inflation to remain relatively subdued, which will be welcome news for investors. Although the current slowdown may temper near-term productivity performance, we believe longer-term trends will remain favorable.

                           U.S. economic policy should work to help restore better growth rates. The Federal Reserve Board can be expected to reduce interest rates until the economy shows clear signs of stabilizing. Proposed tax cuts should provide some relief to consumers and businesses.

                           We anticipate corporate profit numbers to be extremely weak in the first half of 2001, but look forward to better numbers late in the year and into 2002. The stock market may begin to reflect better expectations well before they actually materialize.

                           On balance, the transition of a $10 trillion U.S. economy from a track of extremely rapid to more sustainable growth has been treacherous. However, we look for better news to unfold over the next 12 months. Investors who are diversified and retain a long-term investment horizon may find a number of rewarding opportunities in the coming year.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2001

NATIONS LARGECAP INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LARGECAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               The Fund normally invests in the stocks that comprise the
Quantitative Strategies Team of          S&P 500 Index, an unmanaged market-capitalization-weighted
Banc of America Capital                  index consisting of 500 common stocks chosen for market
Management, Inc., investment             size, liquidity and industry group representation.
sub-adviser to the Fund.                 HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
INVESTMENT OBJECTIVE                     PREVAILED OVER THE PAST 12 MONTHS?
The Fund seeks investment results        Nations LargeCap Index Fund (Investor A Shares) sought to
that (before fees and expenses)          track the S&P 500 Index for the 12 months ending March 31,
correspond to the total return of        2001, returning -22.18%, while the S&P 500 Index returned
the Standard & Poor's 500                -21.67%. The stock market performed poorly during the
Composite Stock Price Index (S&P         12-month period, driven by rising energy prices, a tightened
500 Index).**                            interest rate environment for the better part of the year
PERFORMANCE REVIEW                       and slowing economic growth. Many large-capitalization
For the 12-month period ended            stocks with high earnings expectations, particularly in the
March 31, 2001, Nations LargeCap         technology and communications services, were performance
Index Fund Investor A Shares             losers. Traditional safe havens such as utilities, consumer
provided shareholders with a total       staples and health care generally performed well.
return of -22.18%.***                    WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?+
                                         Technology and communications provided the bulk of the
                                         market's weakness during the year, plummeting approximately
                                         60% and 35%, respectively, while the capital goods and
                                         retailing sectors declined about 10% each. Utilities
                                         advanced well over 50%, while transportation and consumer
                                         staples were up more than 20%. The health care and finance sectors also advanced more than 10% each. Portfolio results mirrored the benchmark as one would expect.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         Last year we stated, "After five years of 20% market gains though, we would not be surprised to see lower returns in
                                         the coming 12-month period." Now, however, we believe we are somewhere in the "second half" of a broad revaluation of
                                         stock prices and economic fundamentals. The Federal Reserve
                                         Board is tuned to the economy and has been easing interest rates. In this environment, we would not be surprised to see positive returns in the coming 12-month period. However, we do not anticipate the spectacular gains we experienced the last five years of the decade.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service provider, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Broadcasting and cable                                                            3.7
Semiconductors                                                                    3.9
Insurance                                                                         4.2
Software                                                                          4.5
Computers and office equipment                                                    4.9
Diversified manufacturing                                                         5.1
Integrated oil                                                                    5.6
Telecommunications services                                                       6.1
Commercial banking                                                                8.7
Pharmaceuticals                                                                   9.2
Other                                                                            44.1

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Company                3.9%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   2.8%
                                                                            -------------------------------------------------
                                                                              3  Exxon Mobil Corporation                 2.7%
                                                                            -------------------------------------------------
                                                                              4  Pfizer Inc.                             2.4%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.1%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.1%
                                                                            -------------------------------------------------
                                                                              7  American International Group, Inc.      1.8%
                                                                            -------------------------------------------------
                                                                              8  Intel Corporation                       1.7%
                                                                            -------------------------------------------------
                                                                              9  Merck & Company, Inc.                   1.7%
                                                                            -------------------------------------------------
                                                                             10  AOL Time Warner Inc.                    1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS LARGECAP INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (10/10/95
                                                                                     through
                                                                                     3/31/01)        14.69%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                LargeCap Index Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends. Funds
                                                in the Lipper S&P 500 Index
                                                Funds Average are passively
                                                managed, limited-expense funds
                                                designed to replicate the
                                                performance of the S&P 500 on a
                                                reinvested basis. It is not
                                                possible to invest in the Index
                                                or Lipper Average.

                                                         [CHART LEGEND]

[INVESTOR A SHARES RETURN CHART]

                                                NATIONS LARGE CAP|INDEX      STANDARD|& POOR'S|500             LIPPER|S&P
                                                         FUND                       INDEX                 500|FUNDS|UNIVERSE
                                                -----------------------      ---------------------     --------------------------
Oct. 10|1995                                           10000.00                    10000.00                     10000.00
1995                                                   10710.00                    10617.00                     10603.00
                                                       11267.00                    11187.00                     11160.00
                                                       11755.00                    11689.00                     11646.00
                                                       12092.00                    12051.00                     11991.00
1996                                                   13091.00                    13054.00                     12974.00
                                                       13414.00                    13404.00                     13301.00
                                                       15735.00                    15746.00                     15597.00
                                                       16893.00                    16924.00                     16740.00
1997                                                   17285.00                    17410.00                     17196.00
                                                       19662.00                    19838.00                     19563.00
                                                       20291.00                    20493.00                     20185.00
                                                       18276.00                    18454.00                     18169.00
1998                                                   22136.00                    22384.00                     22023.00
                                                       23201.00                    23501.00                     23077.00
                                                       24794.00                    25158.00                     24658.00
                                                       23215.00                    23586.00                     23090.00
1999                                                   26639.00                    27096.00                     26477.00
                                                       27220.00                    27716.00                     27041.00
                                                       26451.00                    26979.00                     26260.00
                                                       26155.00                    26717.00                     25984.00
2000                                                   24080.00                    24628.00                     23942.00
Mar. 31|2001                                           21180.00                    21709.00                     21085.00

   TOTAL RETURN (AS OF 3/31/01)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     12/15/93        10/10/95
--------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  -21.94%         -22.18%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                               2.77%           2.51%
5 YEARS                                                              13.82%          13.46%
SINCE INCEPTION                                                      15.19%          14.69%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MANAGED INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MANAGED INDEX FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               Unlike traditional index funds, Nations Managed Index Fund
Quantitative Strategies Team of          is an active, quantitatively managed product. We believe
Banc of America Capital                  that maximizing exposure to attractive securities, while
Management, Inc., investment             simultaneously and carefully seeking to control portfolio
sub-adviser to the Fund.                 risk to maintain the characteristics of the S&P 500 Index,
INVESTMENT OBJECTIVE                     will provide investors with the potential for positive
The Fund seeks, over the long            incremental performance relative to the benchmark index. In
term, to provide a total return          addition, the Fund employs various techniques to manage
that (before fees and expenses)          capital gains distributions.
exceeds the total return of the          HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Standard & Poor's 500 Composite          PREVAILED OVER THE PAST 12 MONTHS?+
Stock Price Index (S&P 500               The Fund (Investor A Shares) sought to track the benchmark
Index).**                                S&P 500 Index returning -21.75% over a 12-month period that
PERFORMANCE REVIEW                       was characterized by significant volatility and a
For the 12-month period ended            deteriorating investment environment. Enhancements early in
March 31, 2001, Nations Managed          the year related to risk control and adjustments to the
Index Fund Investor A Shares             stock selection model began to prove beneficial.
provided shareholders with a total       The S&P 500 Index performed poorly during the 12-month
return of -21.75%.***                    period, returning -21.67%, driven by rising energy prices, a tightened interest rate environment for a better part of the year and slowing economic growth. Many large-capitalization stocks with high earnings expectations, particularly in the technology and communications services, were performance
                                         losers. Traditional safe havens such as utilities, consumer staples and health care generally performed well.
                                         PLEASE DESCRIBE THE INVESTMENT PROCESS.
                                         The stock selection process uses quantitative analysis to
                                         determine the attractiveness of each stock. The stock
                                         selection process is predicated on a proprietary adaptive
                                         model that seeks to observe and predict investor behavior. A variety of factors traditionally classified as value,
                                         growth, price momentum, earnings momentum and others are
                                         dynamically evaluated to arrive at those believed to be most useful and reflective of investor behavior. The process may from time to time employ opportunistic models. The team
                                         believes stock market inefficiencies exist which can be
                                         identified and exploited, such as merger and acquisition
                                         activity involving stock or cash transactions.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

+Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data -- Banc of America Capital Management, Inc.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 8

NATIONS MANAGED INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY continued

                                         All stocks are evaluated by the model(s) and the most
                                         attractive stocks are added -- subject to risk management
                                         mechanisms, which are designed to mute sector, size and
                                         style bias. This strategy is designed to produce a portfolio whose aggregate characteristics closely resemble the
                                         benchmark while maximizing exposure to those attributes
                                         believed to be indicative of superior performance.
                                         Stock selection is anticipated to be the primary driver of returns that exceed the return of the S&P 500 Index.
                                         Secondarily, the team also seeks to minimize the
                                         distribution of capital gains to shareholders. The Fund
                                         employs the "highest in, first out" (HIFO) accounting
                                         methodology. This strategy permits, when "trimming" Fund
                                         holdings of a security, the sale of specific shares with the highest tax basis first to reduce the amount of the realized capital gain.
                                         In addition, the team may practice tax-loss harvesting++ to offset realized gains with losses. This strategy can reduce the cumulative taxable gain of the Fund.
                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?
                                         The Fund's slightly over-weighted position in consumer
                                         staples and stock selection within consumer staples
                                         (principally in the tobacco industry), communications,
                                         capital goods, health care and consumer cyclicals provided positive contributions to performance. Stock selection was weak in utilities, energy and retailing.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         Last year we stated, "After five years of 20% market gains though, we would not be surprised to see lower returns in
                                         the coming 12-month period." Now, however, we believe we are somewhere in the "second half" of a broad revaluation of
                                         stock prices and economic fundamentals. The Federal Reserve
                                         Board is attuned to the economy and has been easing interest rates. In this environment, we would not be surprised to see positive returns in the coming 12-month period -- but not
                                         the 20% market gains we experienced the last five years of the decade.
                                         ++Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize
                                         capital losses.

NATIONS MANAGED INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

 4.0%  Diversified manufacturing
 4.0%  Broadcasting and cable
 4.0%  Insurance
 4.0%  Semiconductors
 4.4%  Software
 4.9%  Integrated oil
 5.0%  Computers and office equipment
 5.8%  Telecommunications services
 8.2%  Commercial banking
 8.3%  Pharmaceuticals
47.4%  Other

                                                                                                              TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Pfizer Inc.                             2.9%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                2.7%
                                                                            -------------------------------------------------
                                                                              3  Exxon Mobil Corporation                 2.4%
                                                                            -------------------------------------------------
                                                                              4  Microsoft Corporation                   2.4%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.3%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.3%
                                                                            -------------------------------------------------
                                                                              7  Merck & Company, Inc.                   2.0%
                                                                            -------------------------------------------------
                                                                              8  SBC Communications Inc.                 1.9%
                                                                            -------------------------------------------------
                                                                              9  International Business Machines
                                                                                 Corporation                             1.8%
                                                                            -------------------------------------------------
                                                                             10  AOL Time Warner Inc.                    1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MANAGED INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (7/31/96
                                                                                     through
                                                                                     3/31/01)       13.83%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Managed Index Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends. It is
                                                unavailable for investment. The
                                                performance of Primary A and
                                                Primary B Shares may vary based
                                                on the differences in fees paid
                                                by the shareholders investing in
                                                each class.

[INVESTOR A SHARES RETURN CHART]                         [CHART LEGEND]

                                                                 NATIONS MANAGED INDEX FUND        STANDARD & POOR'S 500 INDEX
                                                                 --------------------------        ---------------------------
July 31 1996                                                              10000.00                           10000.00
                                                                          10744.00                           10786.00
                                                                          11695.00                           11684.00
1997                                                                      12013.00                           11998.00
                                                                          14049.00                           14094.00
                                                                          15231.00                           15148.00
                                                                          15578.00                           15583.00
1998                                                                      17686.00                           17756.00
                                                                          18221.00                           18342.00
                                                                          16277.00                           16517.00
                                                                          19681.00                           20035.00
1999                                                                      20334.00                           21035.00
                                                                          21707.00                           22518.00
                                                                          20226.00                           21111.00
                                                                          23106.00                           24252.00
2000                                                                      23391.00                           24807.00
                                                                          22768.00                           24148.00
                                                                          22441.00                           23913.00
                                                                          20528.00                           22043.00
Mar. 31 2001                                                              18302.00                           19341.00

   TOTAL RETURN (AS OF 3/31/01)

                                                                   PRIMARY A       PRIMARY B       INVESTOR A
Inception date                                                      7/31/96          9/4/97         7/31/96
------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  -21.49%         -21.90%         -21.75%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                               1.43%           1.15%           1.15%
SINCE INCEPTION                                                      14.11%           5.81%          13.83%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MIDCAP INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MIDCAP INDEX FUND'S PERFORMANCE FOR THE PERIOD ENDED
                                         MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               The Fund normally invests in the stocks that comprise the
Quantitative Strategies Team of          S&P MidCap 400 Index, and seeks to replicate the performance
Banc of America Capital                  of the Index.
Management, Inc., investment             HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
sub-adviser to the Fund.                 PREVAILED OVER THE PAST 12 MONTHS?+
INVESTMENT OBJECTIVE                     Nations MidCap Index Fund (Investor A Shares) sought to
The Fund seeks investment results        track the S&P MidCap 400 Index from the Fund's inception to
that (before fees and expenses)          the period ending March 31, 2001, returning -2.84%, while
correspond to the total return of        the S&P MidCap 400 Index returned -2.37%. The mid-cap market
the Standard & Poor's MidCap 400         performed relatively well versus the larger Standard &
Index (S&P MidCap 400 Index).**          Poor's 500 Composite Stock Price Index++, but still
PERFORMANCE REVIEW                       generated a negative return over the 12-month period. The
From inception on May 31, 2000 to        disappointing index results were a consequence of rising
the period ended March 31, 2001,         energy prices, a tightened interest rate environment for a
Nations MidCap Index Fund Investor       better part of the year and slowing economic growth. Many
A Shares provided shareholders           stocks with high earnings expectations, particularly in the
with a total return of -2.84%.***        technology and communications services, were performance
                                         losers. Traditional "safe havens" such as utilities,
                                         consumer staples and health care generally performed well.
                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?+
                                         Consumer staples were up more than 30%. The energy and
                                         finance sectors also advanced close to 20% each. Portfolio results generally mirrored the benchmark. Technology and
                                         communications on the other hand provided the bulk of the
                                         market's weakness during the year, plummeting approximately
                                         40% and 25% respectively, while capital goods declined about
                                         10%.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         We believe we are somewhere in the "second half" of a broad revaluation of stock prices and economic fundamentals. The
                                         Federal Reserve Board is attuned to the economy and has been easing interest rates. In this environment, we would not be surprised to see positive returns in the coming 12-month
                                         period -- but not the 20% market gains we experienced the
                                         last five years of the decade.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

+Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

++The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

Source for all statistical data -- Banc of America Capital Management, Inc.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 12

NATIONS MIDCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

 3.3%  Specialty stores
 3.6%  Insurance
 3.7%  Electric power - Non nuclear
 4.4%  Commercial services
 4.8%  Health services
 5.1%  Oilfield services
 6.3%  Semiconductors
 6.3%  Pharmaceuticals
 6.3%  Software
 9.1%  Commercial banking
47.1%  Other

                                                                                                              TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Genzyme Corporation                     1.1%
                                                                            -------------------------------------------------
                                                                              2  Electronic Arts Inc.                    0.9%
                                                                            -------------------------------------------------
                                                                              3  M&T Bank Corporation                    0.9%
                                                                            -------------------------------------------------
                                                                              4  Sungard Data Systems, Inc.              0.8%
                                                                            -------------------------------------------------
                                                                              5  Millennium Pharmaceuticals, Inc.        0.8%
                                                                            -------------------------------------------------
                                                                              6  DST Systems, Inc.                       0.8%
                                                                            -------------------------------------------------
                                                                              7  Waters Corporation                      0.8%
                                                                            -------------------------------------------------
                                                                              8  BJ Services Company                     0.7%
                                                                            -------------------------------------------------
                                                                              9  IDEC Pharmaceuticals Corporation        0.7%
                                                                            -------------------------------------------------
                                                                             10  R. J. Reynolds Tobacco Holdings, Inc.   0.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MIDCAP INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES RETURN CHART]

                                                                              STANDARD & POOR'S MIDCAP     LIPPER MID-CAP CORE FUNDS
                                                NATIONS MIDCAP INDEX FUND           400 INDEX                      AVERAGE
                                                -------------------------     ------------------------     -------------------------
May 31 2000                                               10000                       10000                         10000
                                                          10136                       10143                         10823
                                                          11368                       11375                         11610
2000                                                      10909                       10937                         10653
Mar. 31 2001                                               9716                        9759                          9503

                                                CUMULATIVE TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION

                                                                                    (5/31/00
                                                                                     through
                                                                                     3/31/01)        -2.84%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                MidCap Index Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's MidCap 400 Index, a
                                                market-value weighted index that
                                                measures the market value of 400
                                                domestic stocks chosen for
                                                market size, liquidity and
                                                industry representation, include
                                                reinvestment of dividends. Funds
                                                in the Lipper Mid-Cap Core Funds
                                                Average invest at least 75% of
                                                their equity assets in companies
                                                with market capitalizations of
                                                less than 300% of the median
                                                market capitalization of the S&P
                                                MidCap 400 Index. The Index and
                                                Lipper average are unavailable
                                                for investment. The performance
                                                of Primary A Shares may vary
                                                based on the differences in fees
                                                paid by the shareholders
                                                investing in each class.

                                                         [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/01)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                     3/31/00         5/31/00
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  -7.27%
-------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                                                     -7.27%          -2.84%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS SMALLCAP INDEX FUND
(FORMERLY KNOWN AS NATIONS MANAGED SMALLCAP INDEX FUND)
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS SMALLCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               The Fund normally invests in the stocks that comprise the
Quantitative Strategies Team of          S&P SmallCap 600 Index.
Banc of America Capital                  HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Management, Inc., investment             PREVAILED OVER THE PAST 12 MONTHS?+
sub-adviser to the Fund.                 Nations SmallCap Index Fund (Investor A Shares) sought to
INVESTMENT OBJECTIVE                     track the S&P SmallCap 600 Index for the 12 months ending
The Fund seeks investment results        March 31, 2001, returning -2.06%, while the index returned
that (before fees and expenses)          -1.28%. The small-cap market performed much better than the
correspond to the total return of        broad market represented by the Standard & Poor's 500
the Standard & Poor's SmallCap 600       Composite Stock Price Index++, but was down slightly during
Index (S&P SmallCap 600 Index).**        the 12-month period.
PERFORMANCE REVIEW                       Negative returns were a result of rising energy prices, a
For the 12-month period ended            tightened interest rate environment for a better part of the
March 31, 2001, Nations SmallCap         year and slowing economic growth. Many stocks with high
Index Fund Investor A Shares             earnings expectations, particularly in the technology and
provided shareholders with a total       communications services, were performance losers.
return of -2.06%.***                     Traditional safe havens such as utilities, consumer staples and health care generally performed well.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The Standard & Poor's SmallCap 600 Index is an unmanaged market-capitalization-weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is not available for investment.

***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

+Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

++The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

Prior to May 12, 2000, Nations SmallCap Index Fund had a different name, investment objective and principal investment strategies.

Source for all statistical data -- Banc of America Capital Management, Inc.

BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS WIDELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP INDEX FUND
(FORMERLY KNOWN AS NATIONS MANAGED SMALLCAP INDEX FUND)
QUANTITATIVE STRATEGIES TEAM COMMENTARY continued

                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?
                                         Technology and communications provided the bulk of the
                                         market's weakness during the year, plummeting approximately
                                         40% and 45%, respectively, while capital goods declined
                                         about 10%. The finance and utility sectors, on the other
                                         hand, were up about 35% each. The health care and consumer staples sectors also advanced close to 30% each.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         We believe we are somewhere in the "second half" of a broad revaluation of stock prices and economic fundamentals. The
                                         Federal Reserve Board seems to be tuned to the economy and has been easing interest rates. In this environment, we
                                         would not be surprised to see positive returns in the coming
                                         12-month period -- but not the spectacular gains we
                                         experienced the last five years of the decade.

NATIONS SMALLCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

 7.5%  Commercial banking
 5.9%  Medical devices and supplies
 5.7%  Integrated oil
 5.1%  Specialty stores
 4.8%  Semiconductors
 4.6%  Health services
 3.9%  Commercial services
 3.4%  Software
 3.3%  Diversified manufacturing
 3.1%  Diversified electronics
52.7%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Universal Health Services, Inc.,
                                                                                 Class B                                 0.8%
                                                                            -------------------------------------------------
                                                                              2  Eaton Vance Corporation                 0.7%
                                                                            -------------------------------------------------
                                                                              3  Patterson Dental Company                0.6%
                                                                            -------------------------------------------------
                                                                              4  Fidelity National Financial, Inc.       0.6%
                                                                            -------------------------------------------------
                                                                              5  Timberland Company, Class A             0.6%
                                                                            -------------------------------------------------
                                                                              6  Varian Medical Systems, Inc.            0.6%
                                                                            -------------------------------------------------
                                                                              7  Cephalon, Inc.                          0.6%
                                                                            -------------------------------------------------
                                                                              8  Barrett Resources Corporation           0.6%
                                                                            -------------------------------------------------
                                                                              9  Centura Banks Inc.                      0.6%
                                                                            -------------------------------------------------
                                                                             10  The Shaw Group Inc.                     0.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SMALLCAP INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION

                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/01)        7.55%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                SmallCap Index Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's SmallCap 600 Index, an
                                                unmanaged market-capitalization-
                                                weighted index consisting of 600
                                                common stocks that capture the
                                                economic and industry
                                                characteristics of small-company
                                                stock performance, include
                                                reinvestment of dividends. It is
                                                unavailable for investment. The
                                                performance of Primary A Shares
                                                may vary based on the
                                                differences in fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES RETURN CHART]                         [CHART LEGEND]

                                                               NATIONS MANAGED SMALLCAP INDEX     STANDARD & POOR'S SMALLCAP 600
                                                                            FUND                              INDEX
                                                               ------------------------------     ------------------------------
Oct. 15 1996                                                                9675                              10000
1996                                                                        9782                              10433
                                                                           10246                               9854
                                                                           10523                              11640
                                                                           10847                              13522
1997                                                                       10820                              13104
                                                                           10511                              14554
                                                                           10383                              13904
                                                                           10436                              10998
1998                                                                       10440                              12932
                                                                           11511                              11770
                                                                           13250                              13585
                                                                           12416                              12929
1999                                                                       13588                              14539
                                                                           14122                              15386
                                                                           14320                              15541
                                                                           14734                              16054
2000                                                                       14839                              16255
Mar. 31 2001                                                               13832                              15187

   TOTAL RETURN (AS OF 3/31/01)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     10/15/96        10/15/96
---------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  -1.74%          -2.06%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             -1.33%          -1.59%
SINCE INCEPTION                                                     7.83%            7.55%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 18

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 98.1%
            AEROSPACE AND DEFENSE -- 1.0%
   19,875   B.F. Goodrich Company..............   $      763
  161,375   Boeing Company.....................        8,989
   38,525   General Dynamics Corporation.......        2,417
   83,300   Lockheed Martin Corporation........        2,970
   13,950   Northrop Grumman Corporation.......        1,214
   65,950   Raytheon Company, Class B(a).......        1,938
   35,250   Rockwell International
              Corporation......................        1,281
   24,050   TRW Inc.(a)........................          818
                                                  ----------
                                                      20,390
                                                  ----------
            AIRLINES -- 0.2%
   23,800   Delta Air Lines, Inc. .............          940
  146,575   Southwest Airlines Company.........        2,602
   12,950   US Airways Group Inc.++............          459
                                                  ----------
                                                       4,001
                                                  ----------
            APPAREL AND TEXTILES -- 0.2%
   10,025   Liz Claiborne, Inc. ...............          472
    7,925   National Service Industries,
              Inc. ............................          186
   52,150   Nike, Inc., Class B................        2,115
   11,075   Reebok International, Ltd.++.......          275
   22,000   V.F. Corporation...................          770
                                                  ----------
                                                       3,818
                                                  ----------
            AUTOMOTIVE -- 1.1%
   22,000   AutoZone, Inc.++...................          616
   14,025   Cooper Tire & Rubber Company.......          159
   28,625   Dana Corporation(a)................          492
  108,250   Delphi Automotive Systems
              Corporation......................        1,534
   13,250   Eaton Corporation..................          908
  358,550   Ford Motor Company.................       10,082
  106,050   General Motors Corporation.........        5,499
   33,475   Genuine Parts Company..............          867
   30,700   Goodyear Tire & Rubber
              Company(a).......................          732
   16,650   Johnson Controls, Inc. ............        1,040
   11,450   Navistar International
              Corporation++....................          261
   14,775   PACCAR, Inc. ......................          662
   11,250   Snap-On Inc. ......................          328
   25,325   Visteon Corporation................          381
                                                  ----------
                                                      23,561
                                                  ----------
            BEVERAGES -- 2.2%
    7,125   Adolph Coors Company, Class B(a)...          466
  174,450   Anheuser-Busch Companies, Inc. ....        8,012
   13,250   Brown-Forman Corporation, Class
              B................................          821
  480,950   Coca-Cola Company?.................       21,720
   80,800   Coca-Cola Enterprises Inc. ........        1,437
  279,175   PepsiCo, Inc. .....................       12,270
                                                  ----------
                                                      44,726
                                                  ----------
            BROADCASTING AND CABLE -- 3.7%
  836,850   AOL Time Warner Inc.++.............       33,599
  113,075   Clear Channel Communications,
              Inc.++...........................        6,157
  181,650   Comcast Corporation, Class A++.....        7,618
   39,925   Univision Communications, Inc.,
              Class A++(a).....................        1,524
  337,350   Viacom Inc., Class B++.............       14,833
  402,300   Walt Disney Company................       11,506
                                                  ----------
                                                      75,237
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            CHEMICALS -- BASIC -- 1.1%
   44,300   Air Products and Chemicals,
              Inc. ............................   $    1,701
   21,350   Avery Dennison Corporation.........        1,111
  173,325   Dow Chemical Company...............        5,472
  201,700   E.I. duPont de Nemours and
              Company..........................        8,209
   14,875   Eastman Chemical Company...........          732
   24,575   Ecolab, Inc.(a)....................        1,042
    5,875   FMC Corporation++..................          433
   20,775   Hercules, Inc. ....................          270
   32,550   PPG Industries, Inc.(a)............        1,500
   30,675   Praxair, Inc. .....................        1,370
   42,500   Rohm & Haas Company................        1,309
                                                  ----------
                                                      23,149
                                                  ----------
            CHEMICALS -- SPECIALTY -- 0.1%
   13,475   Ashland Inc. ......................          517
   24,725   Engelhard Corporation..............          639
    9,700   Great Lakes Chemical Corporation...          298
    8,950   Millipore Corporation..............          414
   14,925   Sigma-Aldrich Corporation(a).......          716
                                                  ----------
                                                       2,584
                                                  ----------
            COMMERCIAL BANKING -- 8.7%
   72,575   AmSouth Bancorporation.............        1,220
  223,600   Banc One Corporation...............        8,090
  314,750   Bank of America Corporation>.......       17,233
  143,200   Bank of New York Company, Inc. ....        7,051
   77,675   BB&T Corporation...................        2,732
   40,200   Charter One Financial, Inc. .......        1,138
  971,225   Citigroup Inc.?....................       43,685
   34,250   Comerica Inc. .....................        2,106
   90,025   Fifth Third Bancorp(a).............        4,811
  189,450   First Union Corporation............        6,252
  209,400   FleetBoston Financial
              Corporation......................        7,905
   30,600   Golden West Financial
              Corporation......................        1,986
   48,500   Huntington Bancshares Inc. ........          691
  367,925   J.P. Morgan Chase & Company........       16,520
   82,350   KeyCorp............................        2,125
   94,375   Mellon Financial Corporation.......        3,824
  117,825   National City Corporation..........        3,152
   26,775   Old Kent Financial Corporation.....        1,017
   56,025   PNC Financial Services Group.......        3,796
   42,850   Regions Financial Corporation(a)...        1,219
   32,750   SouthTrust Corporation.............        1,498
   57,275   SunTrust Banks, Inc. ..............        3,711
   26,875   Union Planters Corporation.........        1,034
  372,675   US Bancorp.........................        8,646
   40,525   Wachovia Corporation...............        2,442
  112,525   Washington Mutual, Inc. ...........        6,161
  330,550   Wells Fargo & Company..............       16,352
                                                  ----------
                                                     176,397
                                                  ----------
            COMMERCIAL SERVICES -- 0.7%
   38,050   Allied Waste Industries, Inc.++....          597
   32,650   Cintas Corporation(a)..............        1,287
   23,975   Fiserv, Inc.++.....................        1,073
   47,200   Franklin Resources, Inc. ..........        1,846
   17,675   H & R Block, Inc. .................          885
   59,500   Interpublic Group of Companies,
              Inc.(a)..........................        2,044
   34,225   Omnicom Group Inc.(a)..............        2,836
   22,300   Quintiles Transnational
              Corporation++(a).................          421

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMERCIAL SERVICES -- (CONTINUED)
   34,350   Robert Half International Inc.++...   $      768
  120,200   Waste Management, Inc. ............        2,968
                                                  ----------
                                                      14,725
                                                  ----------
            COMPUTER SERVICES -- 1.2%
  122,875   Automatic Data Processing, Inc. ...        6,681
   32,600   Computer Sciences Corporation++....        1,055
   41,750   Concord EFS, Inc.++................        1,688
   29,850   Convergys Corporation++............        1,077
   90,450   Electronic Data Systems
              Corporation......................        5,053
   27,400   Equifax Inc. ......................          856
   76,400   First Data Corporation.............        4,562
   72,125   Paychex, Inc. .....................        2,673
   23,475   Sapient Corporation++(a)...........          169
                                                  ----------
                                                      23,814
                                                  ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.9%
   19,050   Adaptec, Inc.++....................          165
   66,925   Apple Computer, Inc.++.............        1,477
  326,650   Compaq Computer Corporation........        5,945
  500,275   Dell Computer Corporation++........       12,851
   58,050   Eastman Kodak Company..............        2,316
  423,125   EMC Corporation++..................       12,440
   62,450   Gateway, Inc.++....................        1,050
  373,725   Hewlett-Packard Company............       11,686
   56,800   IMS Health Inc. ...................        1,414
  339,275   International Business Machines
              Corporation......................       32,631
   36,900   Jabil Circuit, Inc.++(a)...........          798
   24,600   Lexmark International, Inc.++(a)...        1,120
   18,550   NCR Corporation++(a)...............          724
   62,050   Network Appliance, Inc.++(a).......        1,043
  109,550   Palm, Inc.++.......................          921
   48,775   Pitney Bowes Inc. .................        1,695
   59,275   Sanmina Corporation++..............        1,160
  630,425   Sun Microsystems, Inc.++...........        9,690
   18,300   Tektronix, Inc.++(a)...............          499
   61,000   Unisys Corporation++...............          854
  129,075   Xerox Corporation..................          773
                                                  ----------
                                                     101,252
                                                  ----------
            CONGLOMERATES -- 0.6%
   39,275   Dover Corporation..................        1,408
   14,275   Fluor Corporation..................          635
   27,525   Textron, Inc. .....................        1,565
   49,925   TXU Corporation....................        2,063
   91,025   United Technologies Corporation....        6,672
   19,525   Vulcan Materials Company...........          914
                                                  ----------
                                                      13,257
                                                  ----------
            CONSTRUCTION -- 0.0%+
    8,525   KB HOME............................          278
                                                  ----------
            CONSUMER CREDIT AND MORTGAGES -- 2.5%
  257,200   American Express Company...........       10,622
  194,825   Fannie Mae.........................       15,508
  134,425   Freddie Mac........................        8,715
   91,050   Household International, Inc. .....        5,394
  164,725   MBNA Corporation...................        5,452

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            CONSUMER CREDIT AND MORTGAGES -- (CONTINUED)
   55,275   Providian Financial Corporation....   $    2,711
   31,725   USA Education Inc. ................        2,305
                                                  ----------
                                                      50,707
                                                  ----------
            CONSUMER SERVICES -- 0.0%+
   22,575   Harrah's Entertainment, Inc.++.....          664
                                                  ----------
            DEPARTMENT AND DISCOUNT STORES -- 3.3%
   21,600   Consolidated Stores
              Corporation++....................          217
   86,650   Costco Wholesale Corporation++.....        3,401
   17,000   Dillard's, Inc., Class A...........          373
   63,950   Dollar General Corporation(a)......        1,307
   38,425   Federated Department Stores,
              Inc.++...........................        1,597
   50,725   J.C. Penney Company, Inc.(a).......          811
   93,500   K Mart Corporation++(a)............          879
   64,150   Kohl's Corporation++...............        3,957
   57,575   May Department Stores Company......        2,043
   64,625   Sears, Roebuck and Company(a)......        2,279
  173,225   Target Corporation.................        6,250
   38,150   Toys R Us, Inc.++..................          958
  863,800   Wal-Mart Stores, Inc.?.............       43,622
                                                  ----------
                                                      67,694
                                                  ----------
            DIVERSIFIED ELECTRONICS -- 0.2%
   61,750   LSI Logic Corporation++............          971
  124,850   Solectron Corporation++............        2,373
   28,300   Symbol Technologies, Inc. .........          988
                                                  ----------
                                                       4,332
                                                  ----------
            DIVERSIFIED MANUFACTURING -- 5.1%
   15,550   Allegheny Technologies Inc. .......          271
   15,625   Black & Decker Corporation(a)......          574
   11,675   Crane Company......................          304
   27,425   Danaher Corporation(a).............        1,496
1,916,275   General Electric Company?..........       80,215
  203,700   Gillette Company...................        6,349
   17,000   ITT Industries, Inc. ..............          659
   31,050   Sherwin-Williams Company...........          791
  338,875   Tyco International Ltd.(a).........       14,650
                                                  ----------
                                                     105,309
                                                  ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.9%
  102,575   AES Corporation++..................        5,124
   21,350   Allegheny Energy, Inc. ............          988
   62,275   American Electric Power Company,
              Inc.(a)..........................        2,927
   54,475   Calpine Corporation++(a)...........        3,000
   30,750   Cinergy Corporation................        1,032
   25,300   CMS Energy Corporation.............          749
   41,000   Consolidated Edison, Inc.(a).......        1,521
   29,100   Constellation Energy...............        1,283
   27,600   DTE Energy Company(a)..............        1,098
   62,450   Dynegy Inc., Class A...............        3,186
   63,025   Edison International++.............          797
   43,100   Entergy Corporation................        1,638
   43,600   FirstEnergy Corporation............        1,217
   23,475   GPU, Inc. .........................          763
   39,425   NiSource Inc. .....................        1,227
   74,850   PG & E Corporation.................          932
   16,375   Pinnacle West Capital
              Corporation......................          751

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
   15,175   Power-One, Inc.++..................   $      220
   28,075   PPL Corporation....................        1,234
   41,450   Public Service Enterprise Group
              Inc. ............................        1,789
  130,700   Southern Company...................        4,586
   65,875   Xcel Energy, Inc. .................        1,983
                                                  ----------
                                                      38,045
                                                  ----------
            ELECTRIC POWER -- NUCLEAR -- 0.9%
   26,550   Ameren Corporation.................        1,087
   46,225   Dominion Resources, Inc. ..........        2,980
  148,225   Duke Energy Corporation............        6,336
   61,575   Exelon Corporation.................        4,040
   34,200   FPL Group, Inc. ...................        2,096
   57,000   Reliant Energy, Inc. ..............        2,579
                                                  ----------
                                                      19,118
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.7%
   47,025   Conexant Systems, Inc.++...........          420
   18,050   Cooper Industries, Inc. ...........          604
   82,975   Emerson Electric Company...........        5,144
  154,225   Honeywell International Inc. ......        6,293
   37,775   Molex Inc.(a)......................        1,333
   11,225   Thomas & Betts Corporation.........          195
   18,175   W.W. Grainger, Inc. ...............          615
                                                  ----------
                                                      14,604
                                                  ----------
            ENERGY -- MISCELLANEOUS -- 0.1%
   39,750   Progress Energy, Inc. .............        1,712
   19,600   Progress Energy, Inc., CVO++.......            9
                                                  ----------
                                                       1,721
                                                  ----------
            EXPLORATION AND PRODUCTION -- 0.3%
   48,126   Anadarko Petroleum Corporation.....        3,021
   24,825   Devon Energy Corporation(a)........        1,445
   47,000   Unocal Corporation.................        1,625
                                                  ----------
                                                       6,091
                                                  ----------
            FINANCE -- MISCELLANEOUS -- 0.4%
   38,075   Capital One Financial
              Corporation......................        2,113
   22,525   Countrywide Credit Industries,
              Inc. ............................        1,112
   20,650   MGIC Investment Corporation(a).....        1,413
   31,425   Moody's Corporation................          866
   55,600   Synovus Financial Corporation......        1,501
   50,650   The CIT Group, Inc., Class A.......        1,463
                                                  ----------
                                                       8,468
                                                  ----------
            FOOD AND DRUG STORES -- 1.2%
   79,150   Albertson's, Inc. .................        2,519
   75,750   CVS Corporation....................        4,431
   96,900   Safeway Inc.++.....................        5,344
   25,600   SUPERVALU Inc. ....................          341
  158,300   The Kroger Company++...............        4,083
  196,425   Walgreen Company...................        8,013
   27,150   Winn-Dixie Stores, Inc.(a).........          770
                                                  ----------
                                                      25,501
                                                  ----------
            FOOD PRODUCTS -- 1.7%
  122,550   Archer-Daniels-Midland Company.....        1,612
   81,275   Campbell Soup Company..............        2,428
  103,825   ConAgra Foods, Inc. ...............        1,894
   54,925   General Mills, Inc. ...............        2,362

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            FOOD PRODUCTS -- (CONTINUED)
   67,250   H.J. Heinz Company.................   $    2,703
   26,325   Hershey Foods Corporation..........        1,825
   78,450   Kellogg Company....................        2,121
   25,525   Quaker Oats Company................        2,477
   59,875   Ralston Purina Group...............        1,865
  159,950   Sara Lee Corporation...............        3,452
  130,725   SYSCO Corporation..................        3,466
  110,550   Unilever NV, NY Shares.............        5,818
   43,675   Wm. Wrigley Jr. Company............        2,107
                                                  ----------
                                                      34,130
                                                  ----------
            HEALTH SERVICES -- 0.7%
  106,850   HCA - The Healthcare Company.......        4,303
   74,700   HEALTHSOUTH Corporation++..........          963
   32,725   Humana Inc.++......................          343
   19,850   Manor Care, Inc.++.................          405
   55,100   McKesson HBOC, Inc. ...............        1,474
   62,075   Tenet Healthcare Corporation++.....        2,731
   61,850   UnitedHealth Group Inc. ...........        3,665
   12,100   Wellpoint Health Networks
              Inc.++(a)........................        1,153
                                                  ----------
                                                      15,037
                                                  ----------
            HEAVY MACHINERY -- 0.6%
    4,175   Briggs & Stratton Corporation(a)...          160
   66,475   Caterpillar Inc. ..................        2,950
    8,000   Cummins Engine Company, Inc.(a)....          300
   45,375   Deere & Company....................        1,649
   58,425   Illinois Tool Works Inc. ..........        3,321
   31,025   Ingersoll-Rand Company.............        1,232
   11,675   McDermott International, Inc. .....          148
   23,725   Pall Corporation...................          520
   22,550   Parker-Hannifin Corporation........          896
   34,825   Thermo Electron Corporation++......          783
   11,625   Timken Company.....................          182
                                                  ----------
                                                      12,141
                                                  ----------
            HOUSEHOLD PRODUCTS -- 1.7%
   10,900   Alberto-Culver Company, Class
              B(a).............................          432
   46,025   Avon Products, Inc. ...............        1,841
  110,675   Colgate-Palmolive Company..........        6,116
   29,900   Fortune Brands, Inc. ..............        1,029
   18,900   International Flavors & Fragrances,
              Inc. ............................          417
  103,250   Kimberly-Clark Corporation.........        7,003
  251,375   Procter & Gamble Company...........       15,736
   45,700   The Clorox Company.................        1,437
   11,150   Tupperware Corporation.............          266
                                                  ----------
                                                      34,277
                                                  ----------
            HOUSING AND FURNISHING -- 0.3%
   11,475   Centex Corporation(a)..............          478
   37,950   Leggett & Platt, Inc. .............          730
   86,300   Masco Corporation(a)...............        2,083
   14,875   Maytag Corporation.................          480
   51,550   Newell Rubbermaid Inc.(a)..........        1,366
    7,875   Pulte Corporation..................          318
   16,625   Stanley Works......................          548
   12,850   Whirlpool Corporation..............          642
                                                  ----------
                                                       6,645
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            INSURANCE -- 4.2%
   27,825   Aetna Inc.++.......................   $      999
  102,575   AFLAC, Inc. .......................        2,825
  141,425   Allstate Corporation...............        5,931
   20,375   Ambac Financial Group, Inc. .......        1,292
   97,250   American General Corporation.......        3,720
  450,175   American International Group,
              Inc. ............................       36,240
   49,525   Aon Corporation....................        1,758
   33,825   Chubb Corporation..................        2,450
   29,700   CIGNA Corporation..................        3,189
   31,100   Cincinnati Financial Corporation...        1,180
   62,925   Conseco, Inc.(a)...................        1,013
   45,700   Hartford Financial Services Group,
              Inc. ............................        2,696
   19,925   Jefferson-Pilot Corporation........        1,353
   37,050   Lincoln National Corporation.......        1,574
   38,150   Loews Corporation..................        2,266
   53,175   Marsh & McLennan Companies,
              Inc. ............................        5,053
   19,025   MBIA, Inc. ........................        1,535
  147,850   MetLife, Inc.(a)...................        4,443
   14,200   Progressive Corporation............        1,378
   24,700   SAFECO Corporation.................          696
   42,100   The St. Paul Companies, Inc. ......        1,855
   24,425   Torchmark Corporation..............          948
   46,575   UnumProvident Corporation..........        1,361
                                                  ----------
                                                      85,755
                                                  ----------
            INTEGRATED OIL -- 5.6%
   17,125   Amerada Hess Corporation...........        1,338
   23,875   Apache Corporation.................        1,375
   41,775   Burlington Resources Inc. .........        1,869
  124,100   Chevron Corporation(a).............       10,896
  120,525   Conoco Inc. .......................        3,405
   22,600   EOG Resources, Inc. ...............          932
  672,250   Exxon Mobil Corporation?...........       54,453
   18,250   Kerr-McGee Corporation.............        1,184
   71,425   Occidental Petroleum Corporation...        1,768
   49,350   Phillips Petroleum Company(a)......        2,717
  412,900   Royal Dutch Petroleum Company......       22,891
   16,400   Sunoco, Inc. ......................          532
  106,400   Texaco Inc. .......................        7,065
   61,275   Transocean Sedco Forex Inc. .......        2,656
   60,050   USX-Marathon Group.................        1,618
                                                  ----------
                                                     114,699
                                                  ----------
            INVESTMENT SERVICES -- 1.7%
   20,675   Bear Stearns Companies Inc. .......          946
  267,600   Charles Schwab Corporation(a)......        4,126
   48,375   Lehman Brothers Holdings Inc. .....        3,033
  156,250   Merrill Lynch & Company, Inc. .....        8,656
  216,000   Morgan Stanley Dean Witter &
              Company..........................       11,557
   42,900   Northern Trust Corporation.........        2,681
   31,300   State Street Corporation...........        2,923
   43,025   Stilwell Financial, Inc. ..........        1,154
   23,475   T Rowe Price Group Inc. ...........          735
                                                  ----------
                                                      35,811
                                                  ----------
            LODGING AND RECREATION -- 0.8%
   16,875   Brunswick Corporation..............          331
  113,075   Carnival Corporation...............        3,128
  148,700   Cendant Corporation++..............        2,170
   23,225   Darden Restaurants, Inc. ..........          552

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
   58,600   Harley-Davidson, Inc.(a)...........   $    2,224
   33,325   Hasbro, Inc. ......................          430
   71,300   Hilton Hotels Corporation..........          745
   46,400   Marriott International, Inc., Class
              A(a).............................        1,911
   82,550   Mattel, Inc. ......................        1,464
   25,475   Sabre Holdings Corporation++.......        1,176
   37,350   Starwood Hotels & Resorts Worldwide
              Inc. ............................        1,270
   28,275   Tricon Global Restaurants,
              Inc.++(a)........................        1,080
                                                  ----------
                                                      16,481
                                                  ----------
            MEDICAL DEVICES AND SUPPLIES -- 3.5%
  299,100   Abbott Laboratories................       14,115
   40,800   Applera Corporation - Applied
              Biosystems Group.................        1,132
   10,325   Bausch & Lomb Inc.(a)..............          471
   56,900   Baxter International Inc. .........        5,357
   49,600   Becton Dickinson & Company.........        1,752
   34,550   Biomet, Inc. ......................        1,361
   78,400   Boston Scientific Corporation++....        1,582
    9,825   C.R. Bard, Inc. ...................          446
   54,200   Cardinal Health, Inc. .............        5,244
   59,500   Guidant Corporation++(a)...........        2,677
  268,825   Johnson & Johnson..................       23,514
  232,375   Medtronic, Inc. ...................       10,629
   16,450   St. Jude Medical, Inc.++(a)........          886
   37,825   Stryker Corporation................        1,976
                                                  ----------
                                                      71,142
                                                  ----------
            METALS AND MINING -- 1.1%
   61,475   Alcan Inc. ........................        2,213
  167,275   Alcoa Inc. ........................        6,014
   76,575   Barrick Gold Corporation...........        1,094
   28,725   Freeport-McMoran Copper & Gold,
              Inc., Class B++..................          375
   50,900   Homestake Mining Company...........          268
   35,150   Inco Ltd.++........................          521
   76,600   Minnesota Mining & Manufacturing
              Company..........................        7,958
   37,200   Newmont Mining Corporation.........          600
   30,975   Niagara Mohawk Holdings Inc.++.....          523
   15,050   Nucor Corporation..................          603
   15,225   Phelps Dodge Corporation...........          612
   63,325   Placer Dome Inc. ..................          548
   17,175   USX - U.S. Steel Group.............          252
   16,525   Worthington Industries, Inc. ......          154
                                                  ----------
                                                      21,735
                                                  ----------
            NATURAL GAS DISTRIBUTION -- 1.0%
   96,125   El Paso Corporation................        6,277
  144,375   Enron Corporation..................        8,389
   26,025   KeySpan Corporation................          992
    8,825   NICOR Inc. ........................          329
    5,625   ONEOK, Inc.(a).....................          230
    6,850   Peoples Energy Corporation.........          266
   39,550   Sempra Energy......................          921
   93,475   Williams Companies, Inc. ..........        4,005
                                                  ----------
                                                      21,409
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            NATURAL GAS PIPELINES -- 0.1%
   22,125   Kinder Morgan, Inc.(a).............   $    1,177
                                                  ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 3.3%
  150,325   ADC Telecommunications, Inc.++.....        1,278
   35,725   Cabletron Systems, Inc.++..........          461
1,407,175   Cisco Systems, Inc.++?.............       22,250
   32,100   Comverse Technology, Inc.++(a).....        1,890
  177,850   Corning Inc. ......................        3,680
  252,600   JDS Uniphase Corporation++.........        4,657
  658,225   Lucent Technologies Inc.(a)........        6,563
  422,425   Motorola, Inc. ....................        6,024
  615,325   Nortel Networks Corporation........        8,645
  145,700   QUALCOMM Inc.++....................        8,250
   31,200   Scientific-Atlanta, Inc.(a)........        1,298
   79,400   Tellabs, Inc.++....................        3,231
                                                  ----------
                                                      68,227
                                                  ----------
            OILFIELD SERVICES -- 0.8%
   64,225   Baker Hughes Inc. .................        2,332
   85,575   Halliburton Company................        3,145
   28,425   Nabors Industries, Inc.++(a).......        1,474
   25,950   Noble Drilling Corporation++.......        1,198
   18,250   Rowan Companies, Inc.++............          502
  110,725   Schlumberger Ltd. .................        6,378
   27,975   Tosco Corporation..................        1,196
                                                  ----------
                                                      16,225
                                                  ----------
            PACKAGING AND CONTAINERS -- 0.1%
    5,475   Ball Corporation...................          251
   10,275   Bemis Company, Inc. ...............          340
   30,575   Pactiv Corporation++...............          370
   16,175   Sealed Air Corporation++(a)........          540
                                                  ----------
                                                       1,501
                                                  ----------
            PAPER AND FOREST PRODUCTS -- 0.5%
   11,075   Boise Cascade Corporation..........          348
   43,650   Georgia-Pacific Corporation........        1,283
   93,100   International Paper Company........        3,359
   20,150   Louisiana-Pacific Corporation......          194
   19,175   Mead Corporation...................          481
    5,500   Potlatch Corporation...............          176
    9,525   Temple-Inland Inc. ................          421
   19,475   Westvaco Corporation...............          472
   42,000   Weyerhaeuser Company...............        2,133
   21,125   Willamette Industries, Inc. .......          972
                                                  ----------
                                                       9,839
                                                  ----------
            PHARMACEUTICALS -- 9.2%
   25,425   Allergan, Inc.(a)..................        1,885
   45,775   ALZA Corporation++(a)..............        1,854
  253,450   American Home Products
              Corporation......................       14,890
  201,425   Amgen Inc.++.......................       12,123
   28,600   Biogen, Inc.++.....................        1,811
  378,150   Bristol-Myers Squibb Company.......       22,463
   37,025   Chiron Corporation++...............        1,624
  218,000   Eli Lilly and Company..............       16,712
   34,050   Forest Laboratories, Inc.++........        2,017
   32,650   King Pharmaceuticals, Inc.++.......        1,330
   41,025   MedImmune, Inc.++..................        1,472
  446,000   Merck & Company, Inc. .............       33,852

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
1,220,125   Pfizer Inc. .......................   $   49,965
  249,400   Pharmacia Corporation..............       12,562
  282,750   Schering-Plough Corporation........       10,329
   19,875   Watson Pharmaceuticals, Inc.++.....        1,045
                                                  ----------
                                                     185,934
                                                  ----------
            PUBLISHING AND ADVERTISING -- 0.6%
   12,275   American Greetings Corporation,
              Class A..........................          130
   14,025   Deluxe Corporation.................          332
   16,925   Dow Jones & Company, Inc. .........          886
   51,000   Gannett Company, Inc. .............        3,046
   14,150   Harcourt General, Inc.(a)..........          788
   14,175   Knight-Ridder, Inc.(a).............          761
   37,800   McGraw-Hill Companies, Inc. .......        2,255
    9,650   Meredith Corporation...............          337
   31,350   New York Times Company, Class A....        1,284
   23,600   R.R. Donnelley & Sons Company......          619
   58,450   Tribune Company....................        2,381
                                                  ----------
                                                      12,819
                                                  ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
   29,125   AMR Corporation++..................        1,023
   75,900   Burlington Northern Santa Fe
              Corporation......................        2,306
   41,175   CSX Corporation....................        1,388
   57,300   FedEx Corporation++................        2,388
   74,350   Norfolk Southern Corporation.......        1,245
   11,575   Ryder System, Inc. ................          208
   47,925   Union Pacific Corporation..........        2,695
                                                  ----------
                                                      11,253
                                                  ----------
            RESTAURANTS -- 0.4%
  253,600   McDonald's Corporation.............        6,733
   36,625   Starbucks Corporation++(a).........        1,554
   22,000   Wendy's International, Inc.........          491
                                                  ----------
                                                       8,778
                                                  ----------
            SEMICONDUCTORS -- 3.9%
   60,600   Advanced Micro Devices, Inc.++.....        1,608
   88,250   Agilent Technologies, Inc.++.......        2,712
   76,650   Altera Corporation++...............        1,643
   69,575   Analog Devices, Inc.++.............        2,521
  156,500   Applied Materials, Inc.++..........        6,808
   57,725   Applied Micro Circuits
              Corporation++(a).................          952
   47,250   Broadcom Corporation, Class
              A++(a)...........................        1,366
1,301,500   Intel Corporation?.................       34,246
   35,675   KLA-Tencor Corporation++(a)........        1,405
   61,250   Linear Technology Corporation......        2,515
   54,750   Maxim Integrated Products,
              Inc.++...........................        2,277
  114,750   Micron Technology, Inc.++(a).......        4,766
   33,700   National Semiconductor
              Corporation++....................          901
   27,200   Novellus Systems, Inc.++(a)........        1,103
    9,650   PerkinElmer, Inc. .................          506
   17,800   QLogic Corporation++...............          401
   33,750   Teradyne, Inc.++...................        1,114
  335,375   Texas Instruments Inc. ............       10,390
   36,750   Vitesse Semiconductor
              Corporation++....................          875
   63,825   Xilinx, Inc.++(a)..................        2,242
                                                  ----------
                                                      80,351
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            SOFTWARE -- 4.5%
   46,525   Adobe Systems Inc. ................   $    1,627
   10,900   Autodesk, Inc.(a)..................          333
   47,100   BMC Software, Inc.++(a)............        1,013
   52,050   BroadVision, Inc.++(a).............          278
   35,850   Citrix Systems, Inc.++.............          757
  111,450   Computer Associates International,
              Inc. ............................        3,031
   71,125   Compuware Corporation++............          693
   40,025   Intuit Inc.++......................        1,111
   15,650   Mercury Interactive
              Corporation++....................          655
1,031,825   Microsoft Corporation++............       56,428
   61,425   Novell, Inc.++.....................          307
1,080,275   Oracle Corporation++...............       16,183
   51,400   Parametric Technology
              Corporation++....................          466
   55,225   Peoplesoft, Inc.++.................        1,294
   83,075   Siebel Systems, Inc.++(a)..........        2,260
   79,025   VERITAS Software
              Corporation++(a).................        3,654
  107,975   Yahoo! Inc.++(a)...................        1,701
                                                  ----------
                                                      91,791
                                                  ----------
            SPECIALTY STORES -- 1.9%
   55,250   Bed Bath & Beyond Inc.++...........        1,357
   40,175   Best Buy Company, Inc.++...........        1,445
   39,800   Circuit City Stores - Circuit City
              Group............................          422
  164,325   Gap, Inc. .........................        3,898
  447,875   Home Depot, Inc. ..................       19,304
   82,325   Limited, Inc. .....................        1,294
    7,225   Longs Drug Stores Corporation......          214
   74,050   Lowe's Companies, Inc. ............        4,328
   25,900   Nordstrom, Inc.(a).................          422
   57,625   Office Depot, Inc.++...............          504
   35,950   RadioShack Corporation.............        1,319
   87,625   Staples, Inc.++(a).................        1,303
   28,200   Tiffany & Company(a)...............          768
   54,075   TJX Companies, Inc.(a).............        1,730
                                                  ----------
                                                      38,308
                                                  ----------
            TELECOMMUNICATIONS SERVICES -- 6.1%
   60,550   ALLTEL Corporation.................        3,176
   37,675   American Power Conversion
              Corporation++....................          486
   15,725   Andrew Corporation++...............          226
  727,050   AT&T Corporation...................       15,486
   54,675   Avaya Inc.++.......................          711
  362,125   BellSouth Corporation..............       14,818
   27,200   CenturyTel, Inc. ..................          782
   51,275   Citizens Communications
              Company++........................          649
  171,275   Global Crossing Ltd.++.............        2,311
  147,350   Nextel Communications, Inc., Class
              A++..............................        2,118
  320,275   Qwest Communications International
              Inc.++...........................       11,226
  654,625   SBC Communications Inc. ...........       29,215
  171,000   Sprint Corporation (FON Group).....        3,760
  180,300   Sprint Corporation (PCS
              Group)++(a)......................        3,426
  522,525   Verizon Communications Inc. .......       25,760
  556,775   WorldCom, Inc.++...................       10,405
                                                  ----------
                                                     124,555
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            TOBACCO -- 1.0%
  430,025   Philip Morris Companies Inc. ......   $   20,404
   31,500   UST Inc. ..........................          947
                                                  ----------
                                                      21,351
                                                  ----------
            TOTAL COMMON STOCKS
            (Cost $1,914,087)..................    2,010,814
                                                  ----------
            CONVERTIBLE PREFERRED STOCKS -- 0.0%+
            (Cost $0)
            PACKAGING AND CONTAINERS -- 0.0%+
        1   Sealed Air Corporation!............            0
                                                  ----------
 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 8.3%
            (Cost $169,422)
  169,422   Nations Cash Reserves#.............      169,422
                                                  ----------
            TOTAL INVESTMENTS
            (Cost $2,083,509*)..........  106.4%   2,180,236
                                                  ----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................   (6.4)%
            Cash...............................   $        1
            Receivable for investment
              securities sold..................          522
            Receivable for Fund shares sold....        3,871
            Dividends receivable...............        1,888
            Interest receivable................           80
            Receivable for variation margin....          255
            Collateral on securities loaned....     (133,563)
            Payable for Fund shares redeemed...         (507)
            Investment advisory fee payable....         (206)
            Administration fee payable.........         (413)
            Shareholder servicing and
              distribution fees payable........           (6)
            Payable for investment securities
              purchased........................       (2,761)
            Accrued Trustees' fees and
              expenses.........................          (51)
            Accrued expenses and other
              liabilities......................         (239)
                                                  ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)................     (131,129)
                                                  ----------
            NET ASSETS..................  100.0%  $2,049,107
                                                  ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $      129
            Accumulated net realized loss on
              investments sold and futures
              contracts........................      (66,857)
            Net unrealized appreciation of
              investments and futures
              contracts........................       96,393
            Paid-in capital....................    2,019,442
                                                  ----------
            NET ASSETS.........................   $2,049,107
                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
------------------------------------------------------------
            PRIMARY A SHARES
            Net asset value, offering and
              redemption price per share
              ($2,021,690,010 / 90,441,839
              shares outstanding)..............       $22.35
                                                      ------
                                                      ------
            INVESTOR A SHARES
            Net asset value, offering and
              redemption price per share
              ($27,416,679 / 1,233,028 shares
              outstanding).....................       $22.24
                                                      ------
                                                      ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $83,681 on investment securities was comprised of gross appreciation of $406,312 and gross depreciation of $322,631 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $2,096,555.

 ++ Non-income producing security.

? All or a portion of security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

! Amount represents less than $500.

> Affiliated security.

  # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $133,563.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $174,902 and $130,477, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 98.1%
          AEROSPACE AND DEFENSE -- 1.3%
 31,400   Boeing Company........................   $  1,749
 53,900   Lockheed Martin Corporation...........      1,921
  1,800   Northrop Grumman Corporation..........        157
 31,400   Raytheon Company, Class B.............        923
                                                   --------
                                                      4,750
                                                   --------
          AIRLINES -- 0.3%
 53,100   Southwest Airlines Company............        942
    900   US Airways Group Inc.++...............         32
                                                   --------
                                                        974
                                                   --------
          APPAREL AND TEXTILES -- 0.3%
  7,200   Nike, Inc., Class B...................        292
 31,800   Reebok International, Ltd.++..........        791
                                                   --------
                                                      1,083
                                                   --------
          AUTOMOTIVE -- 1.4%
 36,900   Ford Motor Company....................      1,038
 40,600   General Motors Corporation............      2,105
 32,300   Goodyear Tire & Rubber Company(a).....        770
 14,200   Johnson Controls, Inc. ...............        887
  2,500   Navistar International
            Corporation++.......................         57
 21,100   Visteon Corporation...................        317
                                                   --------
                                                      5,174
                                                   --------
          BEVERAGES -- 2.6%
 43,800   Anheuser-Busch Companies, Inc.?.......      2,012
120,900   Coca-Cola Company?....................      5,460
 52,400   PepsiCo, Inc. ........................      2,303
                                                   --------
                                                      9,775
                                                   --------
          BROADCASTING AND CABLE -- 4.0%
149,600   AOL Time Warner Inc.++................      6,007
 41,400   Clear Channel Communications,
            Inc.++..............................      2,254
 13,500   Comcast Corporation, Class A++........        566
100,400   Viacom Inc., Class B++................      4,415
 63,400   Walt Disney Company...................      1,813
                                                   --------
                                                     15,055
                                                   --------
          CHEMICALS -- BASIC -- 1.1%
 34,200   Air Products and Chemicals, Inc. .....      1,313
 65,200   Dow Chemical Company..................      2,059
  8,500   FMC Corporation++.....................        626
  6,700   Hercules, Inc. .......................         87
                                                   --------
                                                      4,085
                                                   --------
          COMMERCIAL BANKING -- 8.2%
 60,800   Banc One Corporation..................      2,200
 53,700   Bank of New York Company, Inc. .......      2,644
191,900   Citigroup Inc.?.......................      8,632
 52,500   Fifth Third Bancorp...................      2,805
 80,900   FleetBoston Financial Corporation.....      3,054
 64,500   J.P. Morgan Chase & Company...........      2,896
 18,600   KeyCorp...............................        480
 64,200   Mellon Financial Corporation..........      2,601
 39,600   PNC Financial Services Group..........      2,683
  6,500   SouthTrust Corporation................        297

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMERCIAL BANKING -- (CONTINUED)
  2,200   UBS AG................................   $    317
 30,600   Washington Mutual, Inc. ..............      1,675
 21,800   Wells Fargo & Company.................      1,078
                                                   --------
                                                     31,362
                                                   --------
          COMMERCIAL SERVICES -- 0.5%
 27,200   Allied Waste Industries, Inc.++.......        426
  9,900   Cintas Corporation(a).................        390
  2,300   Omnicom Group Inc.(a).................        191
  1,200   Quintiles Transnational
            Corporation++.......................         23
 15,700   Robert Half International Inc.++......        351
 13,800   Waste Management, Inc. ...............        341
                                                   --------
                                                      1,722
                                                   --------
          COMPUTER SERVICES -- 1.2%
 29,900   Automatic Data Processing, Inc. ......      1,626
  3,800   Computer Sciences Corporation++.......        123
 13,200   Equifax Inc. .........................        413
 16,700   First Data Corporation................        997
 38,300   Paychex, Inc. ........................      1,419
                                                   --------
                                                      4,578
                                                   --------
          COMPUTERS AND OFFICE EQUIPMENT -- 5.0%
 94,900   Compaq Computer Corporation...........      1,727
 54,900   Dell Computer Corporation++...........      1,410
110,300   EMC Corporation++.....................      3,243
 13,500   Gateway, Inc.++.......................        227
 27,400   Hewlett-Packard Company...............        857
 18,600   IMS Health Inc. ......................        463
 69,400   International Business Machines
            Corporation.........................      6,675
  3,200   NCR Corporation++.....................        125
 30,800   Network Appliance, Inc.++(a)..........        518
 42,300   Sanmina Corporation++.................        827
130,500   Sun Microsystems, Inc.++?.............      2,006
 10,800   Tektronix, Inc.++.....................        295
 67,300   Xerox Corporation.....................        403
                                                   --------
                                                     18,776
                                                   --------
          CONGLOMERATES -- 0.3%
 12,100   Dover Corporation.....................        434
 11,500   United Technologies Corporation.......        843
                                                   --------
                                                      1,277
                                                   --------
          CONSUMER CREDIT AND MORTGAGES -- 2.4%
 44,200   American Express Company..............      1,825
 58,600   Fannie Mae............................      4,665
 27,800   Freddie Mac...........................      1,802
 16,200   MBNA Corporation......................        536
  5,900   USA Education Inc. ...................        429
                                                   --------
                                                      9,257
                                                   --------
          CONSUMER SERVICES -- 0.1%
  8,900   Harrah's Entertainment, Inc.++........        262
                                                   --------
          DEPARTMENT AND DISCOUNT STORES -- 3.4%
 24,300   Costco Wholesale Corporation++........        954
    800   Federated Department Stores, Inc.++...         33
 12,700   Kohl's Corporation++..................        783
 34,400   Target Corporation....................      1,241

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          DEPARTMENT AND DISCOUNT STORES -- (CONTINUED)
 43,800   Toys R Us, Inc.++.....................   $  1,099
170,800   Wal-Mart Stores, Inc.?................      8,626
                                                   --------
                                                     12,736
                                                   --------
          DIVERSIFIED ELECTRONICS -- 0.2%
 33,200   Solectron Corporation++...............        631
                                                   --------
          DIVERSIFIED MANUFACTURING -- 4.0%
  7,000   Danaher Corporation(a)................        382
 10,900   Energizer Holdings Inc.++.............        273
247,128   General Electric Company?.............     10,344
 23,700   Gillette Company......................        739
 75,590   Tyco International Ltd. ..............      3,268
                                                   --------
                                                     15,006
                                                   --------
          ELECTRIC POWER -- NON NUCLEAR -- 1.6%
 16,800   AES Corporation++.....................        839
 51,700   American Electric Power Company,
            Inc. ...............................      2,430
  7,900   Constellation Energy..................        348
  5,700   Dynegy Inc., Class A..................        291
 25,200   Entergy Corporation...................        958
 20,100   NiSource Inc. ........................        626
 32,500   Power-One, Inc.++.....................        471
    100   PPL Corporation.......................          4
                                                   --------
                                                      5,967
                                                   --------
          ELECTRIC POWER -- NUCLEAR -- 1.7%
 37,400   Dominion Resources, Inc. .............      2,411
 27,000   Duke Energy Corporation...............      1,154
  2,700   Exelon Corporation....................        177
 36,100   FPL Group, Inc. ......................      2,213
 10,400   Reliant Energy, Inc. .................        471
                                                   --------
                                                      6,426
                                                   --------
          ELECTRICAL EQUIPMENT -- 1.5%
 22,200   Conexant Systems, Inc.++..............        198
 25,400   Emerson Electric Company..............      1,575
 94,024   Honeywell International Inc. .........      3,836
  1,800   Molex Inc. ...........................         64
                                                   --------
                                                      5,673
                                                   --------
          EXPLORATION AND PRODUCTION -- 0.6%
 36,800   Anadarko Petroleum Corporation........      2,310
                                                   --------
          FINANCE -- MISCELLANEOUS -- 0.4%
 13,000   Countrywide Credit Industries,
            Inc. ...............................        642
 29,258   The CIT Group, Inc., Class A..........        845
                                                   --------
                                                      1,487
                                                   --------
          FOOD AND DRUG STORES -- 1.6%
 45,700   CVS Corporation.......................      2,673
 30,800   Safeway Inc.++........................      1,699
 15,000   The Kroger Company++..................        387
 31,400   Walgreen Company......................      1,281
                                                   --------
                                                      6,040
                                                   --------
          FOOD PRODUCTS -- 1.3%
 88,400   Archer-Daniels-Midland Company........      1,162
  1,800   H.J. Heinz Company....................         72

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          FOOD PRODUCTS -- (CONTINUED)
  4,700   Quaker Oats Company...................   $    456
  2,900   Ralston Purina Group..................         90
  3,200   Sara Lee Corporation..................         69
 55,100   SYSCO Corporation.....................      1,461
 32,400   Unilever NV, NY Shares................      1,707
                                                   --------
                                                      5,017
                                                   --------
          HEALTH SERVICES -- 1.4%
 16,700   HEALTHSOUTH Corporation++.............        215
 51,600   McKesson HBOC, Inc. ..................      1,380
 40,200   Tenet Healthcare Corporation++........      1,769
 34,400   UnitedHealth Group Inc. ..............      2,039
                                                   --------
                                                      5,403
                                                   --------
          HEAVY MACHINERY -- 0.2%
    300   Briggs & Stratton Corporation(a)......         12
  8,000   Deere & Company.......................        291
 23,500   Thermo Electron Corporation++.........        528
                                                   --------
                                                        831
                                                   --------
          HOUSEHOLD PRODUCTS -- 1.8%
 20,800   Alberto-Culver Company, Class B(a)....        825
  1,400   Avon Products, Inc. ..................         56
 35,000   Colgate-Palmolive Company.............      1,934
 14,500   Kimberly-Clark Corporation............        984
 49,100   Procter & Gamble Company..............      3,073
  2,400   Tupperware Corporation................         57
                                                   --------
                                                      6,929
                                                   --------
          HOUSING AND FURNISHING -- 0.4%
  4,500   Centex Corporation....................        187
  1,100   Maytag Corporation....................         35
 24,900   Pulte Corporation.....................      1,007
  4,700   Whirlpool Corporation.................        235
                                                   --------
                                                      1,464
                                                   --------
          INSURANCE -- 4.0%
  4,100   AFLAC, Inc. ..........................        113
 56,400   Allstate Corporation..................      2,365
 40,900   American General Corporation..........      1,564
 58,800   American International Group, Inc.?...      4,734
  4,300   Hartford Financial Services Group,
            Inc. ...............................        254
 32,700   Lincoln National Corporation..........      1,389
 28,200   Loews Corporation.....................      1,675
 15,500   Marsh & McLennan Companies, Inc. .....      1,473
  4,600   Progressive Corporation...............        446
 23,000   The St. Paul Companies, Inc. .........      1,013
  1,800   UnumProvident Corporation.............         53
                                                   --------
                                                     15,079
                                                   --------
          INTEGRATED OIL -- 4.9%
  5,000   Burlington Resources Inc. ............        224
 17,800   EOG Resources, Inc. ..................        734
113,300   Exxon Mobil Corporation?..............      9,176
 82,500   Royal Dutch Petroleum Company?........      4,574
 34,000   Texaco Inc. ..........................      2,258
 32,200   Transocean Sedco Forex Inc. ..........      1,396
  7,300   USX-Marathon Group....................        197
                                                   --------
                                                     18,559
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          INVESTMENT SERVICES -- 2.1%
 25,800   Lehman Brothers Holdings Inc. ........   $  1,618
 36,500   Merrill Lynch & Company, Inc. ........      2,022
 30,700   Morgan Stanley Dean Witter &
            Company.............................      1,642
  8,700   Northern Trust Corporation............        544
 22,800   State Street Corporation..............      2,129
                                                   --------
                                                      7,955
                                                   --------
          LODGING AND RECREATION -- 0.6%
 31,000   Harley-Davidson, Inc.(a)..............      1,176
 17,800   Hilton Hotels Corporation.............        186
  4,100   Marriott International, Inc., Class
            A(a)................................        169
  3,100   Mattel, Inc. .........................         55
 10,400   Starwood Hotels & Resorts Worldwide
            Inc. ...............................        354
  4,800   Tricon Global Restaurants,
            Inc.++(a)...........................        183
                                                   --------
                                                      2,123
                                                   --------
          MEDICAL DEVICES AND SUPPLIES -- 3.6%
 94,800   Abbott Laboratories...................      4,473
 15,100   Baxter International Inc. ............      1,422
 29,100   Cardinal Health, Inc. ................      2,815
 44,400   Johnson & Johnson.....................      3,884
 19,200   St. Jude Medical, Inc.++..............      1,034
    600   Stryker Corporation...................         31
                                                   --------
                                                     13,659
                                                   --------
          METALS AND MINING -- 1.5%
 16,800   Alcan Inc. ...........................        605
 37,100   Alcoa Inc. ...........................      1,334
 25,100   Barrick Gold Corporation..............        359
 31,000   Minnesota Mining & Manufacturing
            Company.............................      3,220
                                                   --------
                                                      5,518
                                                   --------
          NATURAL GAS DISTRIBUTION -- 1.2%
 44,500   El Paso Corporation...................      2,906
 13,900   Enron Corporation.....................        808
 15,800   KeySpan Corporation...................        602
  2,200   ONEOK, Inc. ..........................         90
                                                   --------
                                                      4,406
                                                   --------
          NATURAL GAS PIPELINES -- 0.1%
  3,800   Kinder Morgan, Inc. ..................        202
                                                   --------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 3.0%
 37,600   ADC Telecommunications, Inc.++........        320
  8,600   Cabletron Systems, Inc.++.............        111
270,700   Cisco Systems, Inc.++.................      4,280
  6,400   Comverse Technology, Inc.++(a)........        377
 74,200   Corning Inc. .........................      1,535
 43,100   JDS Uniphase Corporation++............        795
 60,000   Lucent Technologies Inc. .............        598
 16,700   Motorola, Inc. .......................        238
156,100   Nortel Networks Corporation?..........      2,193
 12,200   QUALCOMM Inc.++.......................        691
  6,700   Tellabs, Inc.++.......................        273
                                                   --------
                                                     11,411
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          OILFIELD SERVICES -- 1.1%
  7,600   Baker Hughes Inc. ....................   $    276
  6,100   Nabors Industries, Inc.++.............        316
 17,600   Schlumberger Ltd. ....................      1,014
 56,750   Tosco Corporation.....................      2,427
                                                   --------
                                                      4,033
                                                   --------
          PACKAGING AND CONTAINERS -- 0.0%+
  7,000   Pactiv Corporation++..................         85
                                                   --------
          PAPER AND FOREST PRODUCTS -- 0.5%
 18,000   International Paper Company...........        649
 13,000   Weyerhaeuser Company..................        661
 13,700   Willamette Industries, Inc. ..........        630
                                                   --------
                                                      1,940
                                                   --------
          PHARMACEUTICALS -- 8.3%
  1,100   Allergan, Inc. .......................         82
 47,600   ALZA Corporation++(a).................      1,928
 41,400   American Home Products Corporation....      2,432
  4,500   Amgen Inc.++..........................        271
 54,700   Bristol-Myers Squibb Company..........      3,249
 20,000   Eli Lilly and Company.................      1,533
101,600   Merck & Company, Inc.?................      7,711
267,000   Pfizer Inc.?..........................     10,933
 40,100   Pharmacia Corporation.................      2,020
 38,900   Schering-Plough Corporation...........      1,421
                                                   --------
                                                     31,580
                                                   --------
          PUBLISHING AND ADVERTISING -- 1.1%
  8,400   Dow Jones & Company, Inc. ............        440
  6,900   Gannett Company, Inc. ................        412
 56,900   Harcourt General, Inc. ...............      3,168
  2,800   McGraw-Hill Companies, Inc. ..........        167
  3,100   Tribune Company.......................        126
                                                   --------
                                                      4,313
                                                   --------
          RAILROADS, TRUCKING AND
            SHIPPING -- 0.6%
  4,700   CSX Corporation.......................        158
 11,600   FedEx Corporation++...................        483
 26,500   Union Pacific Corporation.............      1,491
  3,700   Wisconsin Central Transportation
            Corporation++.......................         59
                                                   --------
                                                      2,191
                                                   --------
          RESTAURANTS -- 0.4%
 62,700   McDonald's Corporation................      1,665
                                                   --------
          SEMICONDUCTORS -- 4.0%
 24,600   Analog Devices, Inc.++................        892
 19,700   Applied Materials, Inc.++.............        857
 30,900   Applied Micro Circuits
            Corporation++(a)....................        510
227,400   Intel Corporation?....................      5,983
 46,800   Linear Technology Corporation.........      1,922
 38,500   Maxim Integrated Products,
            Inc.++(a)...........................      1,601
 15,200   Micron Technology, Inc.++(a)..........        631
 29,400   PerkinElmer, Inc. ....................      1,542
 14,600   QLogic Corporation++..................        329

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SEMICONDUCTORS -- (CONTINUED)
 21,400   Texas Instruments Inc. ...............   $    663
  7,400   Vitesse Semiconductor Corporation++...        176
                                                   --------
                                                     15,106
                                                   --------
          SOFTWARE -- 4.4%
 19,000   Adobe Systems Inc. ...................        664
 46,900   BroadVision, Inc.++...................        251
  3,800   Computer Associates International,
            Inc. ...............................        103
164,000   Microsoft Corporation++?..............      8,969
230,300   Oracle Corporation++?.................      3,450
 91,200   Peoplesoft, Inc.++....................      2,138
 32,400   Siebel Systems, Inc.++(a).............        881
  1,700   Yahoo! Inc.++.........................         27
                                                   --------
                                                     16,483
                                                   --------
          SPECIALTY STORES -- 1.1%
 16,500   Bed Bath & Beyond Inc.++..............        405
 45,700   Circuit City Stores - Circuit City
            Group...............................        484
 39,000   Home Depot, Inc. .....................      1,681
 50,700   Limited, Inc. ........................        797
  2,700   Lowe's Companies, Inc. ...............        158
 15,100   RadioShack Corporation................        554
  8,000   TJX Companies, Inc. ..................        256
                                                   --------
                                                      4,335
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 5.8%
  3,000   ALLTEL Corporation....................        157
 53,200   AT&T Corporation?.....................      1,133
105,300   BellSouth Corporation.................      4,309
  9,900   CenturyTel, Inc. .....................        285
 35,800   Global Crossing Ltd.++................        483
103,740   Intermedia Communications Inc.++(a)...      1,802
 44,500   Nextel Communications, Inc., Class
            A++.................................        640
163,600   SBC Communications Inc.?..............      7,300
 26,000   Sprint Corporation (FON Group)........        572
111,700   Verizon Communications Inc.?..........      5,507
 12,560   WorldCom, Inc.++......................        235
                                                   --------
                                                     22,423
                                                   --------
          TOBACCO -- 1.0%
 79,800   Philip Morris Companies Inc. .........      3,787
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $278,845).......................    370,903
                                                   --------
SHARES                                              VALUE
 (000)                                              (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 4.7%
          (Cost $17,793)
 17,793   Nations Cash Reserves#................   $ 17,793
                                                   --------
          TOTAL INVESTMENTS
          (Cost $296,638*)...............  102.8%   388,696
                                                   --------
          OTHER ASSETS AND
            LIABILITIES (NET)............   (2.8)%
          Cash..................................   $      1
          Receivable for investment securities
            sold................................      1,243
          Receivable for Fund shares sold.......        149
          Dividends receivable..................        336
          Interest receivable...................          7
          Unamortized organization costs........          1
          Variation margin/due to broker........        (64)
          Collateral on securities loaned.......    (10,295)
          Payable for Fund shares redeemed......       (322)
          Investment advisory fee payable.......       (106)
          Administration fee payable............        (76)
          Shareholder servicing and distribution
            fees payable........................         (7)
          Payable for investment securities
            purchased...........................     (1,242)
          Accrued Trustees' fees and expenses...        (44)
          Accrued expenses and other
            liabilities.........................        (75)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................    (10,494)
                                                   --------
          NET ASSETS.....................  100.0%  $378,202
                                                   ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $    165
          Accumulated net realized gain on
            investments sold and futures
            contracts...........................     21,002
          Net unrealized appreciation of
            investments and futures contracts...     92,041
          Paid-in capital.......................    264,994
                                                   --------
          NET ASSETS............................   $378,202
                                                   ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($345,794,955 / 23,205,003 shares
            outstanding)........................     $14.90
                                                     ------
                                                     ------
          PRIMARY B SHARES:
          Net asset value, offering and
            redemption price per share
            ($5,186 / 346 shares outstanding)...     $14.99
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value, offering and
            redemption price per share
            ($32,401,777 / 2,175,682 shares
            outstanding)........................     $14.89
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $86,621 on investment securities was comprised of gross appreciation of $103,049 and gross depreciation of $16,428 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $302,075.

 ++ Non-income producing security.

 ? All or a portion of security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $10,295.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $10,322 and $9,744, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS
Nations MidCap Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 98.5%
          AEROSPACE AND DEFENSE -- 0.9%
 20,050   Litton Industries Inc.++(a)...........   $  1,611
 22,425   Precision Castparts Corporation.......        741
  4,525   Sequa Corporation, Class A++..........        176
 23,600   The Titan Corporation++(a)............        424
                                                   --------
                                                      2,952
                                                   --------
          AIRLINES -- 0.2%
 11,575   Alaska Air Group, Inc.++..............        297
 16,750   Atlas Air, Inc.++.....................        472
                                                   --------
                                                        769
                                                   --------
          APPAREL AND TEXTILES -- 0.8%
 52,275   Jones Apparel Group, Inc.++...........      1,976
 12,775   Land's End, Inc.++(a).................        351
 23,525   Unifi, Inc.++.........................        167
 21,675   Westpoint Stevens Inc.(a).............        195
                                                   --------
                                                      2,689
                                                   --------
          AUTOMOTIVE -- 1.0%
 28,725   ArvinMeritor, Inc. ...................        394
 11,475   Borg-Warner Automotive, Inc. .........        460
 32,500   Gentex Corporation++..................        752
 27,875   Lear Corporation++....................        816
 34,475   Pennzoil-Quaker State Company.........        483
 11,300   Superior Industries International,
            Inc. ...............................        391
                                                   --------
                                                      3,296
                                                   --------
          BEVERAGES -- 0.3%
 69,725   PepsiAmericas, Inc. ..................      1,088
                                                   --------
          BROADCASTING AND CABLE -- 1.4%
 15,325   Chris-Craft Industries, Inc.++........        969
 20,575   Emmis Communications Corporation++....        521
 19,825   Entercom Communications
            Corporation++.......................        779
 47,700   Hispanic Broadcasting Corporation++...        911
 10,000   Media General Inc., Class A...........        461
 47,950   Westwood One, Inc.++..................      1,104
                                                   --------
                                                      4,745
                                                   --------
          BUILDING MATERIALS -- 0.8%
 30,375   American Standard Companies Inc.++....      1,795
 20,475   Martin Marietta Materials, Inc. ......        874
                                                   --------
                                                      2,669
                                                   --------
          CHEMICALS -- BASIC -- 0.6%
  6,175   H.B. Fuller Company...................        260
 50,300   IMC Global, Inc.(a)...................        619
 51,500   Lyondell Chemical Company.............        740
 19,275   Olin Corporation......................        393
                                                   --------
                                                      2,012
                                                   --------
          CHEMICALS -- SPECIALTY -- 1.7%
 29,675   Airgas, Inc.++........................        234
 20,075   Albemarle Corporation.................        451
 29,050   Cabot Corporation.....................        915
 49,350   Crompton Corporation..................        553
 17,625   Cytec Industries Inc.++...............        564
 14,975   Ferro Corporation.....................        304
 22,825   Lubrizol Corporation..................        692
  8,875   Minerals Technologies Inc. ...........        310

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          CHEMICALS -- SPECIALTY -- (CONTINUED)
 12,775   Schulman (A.) Inc. ...................   $    153
 45,300   Solutia Inc. .........................        553
 21,575   Tootsie Roll Industries, Inc. ........        995
                                                   --------
                                                      5,724
                                                   --------
          COMMERCIAL BANKING -- 9.1%
 29,250   Associated Banc-Corp..................        973
 21,850   Astoria Financial Corporation.........      1,168
 63,450   Banknorth Group, Inc. ................      1,261
 20,950   City National Corporation.............        805
 52,975   Compass Bancshares, Inc. .............      1,132
 47,500   Dime Bancorp, Inc. ...................      1,556
 56,425   First Tennessee National
            Corporation(a)......................      1,744
 20,200   First Virginia Banks, Inc. ...........        876
 38,425   Firstmerit Corporation................        999
 18,475   Greater Bay Bancorp...................        465
 69,450   Hibernia Corporation, Class A.........        970
 13,150   Investors Financial Services
            Corporation.........................        771
 42,350   M&T Bank Corporation..................      2,959
 45,075   Marshall and Ilsley Corporation.......      2,380
 30,625   Mercantile Bankshares Corporation.....      1,133
 89,975   National Commerce Bancorporation......      2,233
 71,725   North Fork Bancorporation, Inc. ......      1,861
 34,925   Pacific Century Financial
            Corporation.........................        664
 21,375   Provident Financial Group, Inc. ......        601
 21,425   Silicon Valley Bancshares++...........        503
107,800   Sovereign Bancorp, Inc. ..............        913
 35,200   TCF Financial Corporation.............      1,330
 21,425   Webster Financial Corporation.........        628
 15,975   Westamerica Bancorporation............        603
 14,175   Wilmington Trust Corporation..........        837
 38,100   Zions Bancorporation..................      1,985
                                                   --------
                                                     31,350
                                                   --------
          COMMERCIAL SERVICES -- 4.4%
 50,075   Apollo Group Inc., Class A++..........      1,643
  9,050   Bandag, Inc. .........................        242
 24,325   Catalina Marketing Corporation++(a)...        792
 26,675   ChoicePoint Inc.++....................        902
 66,350   Comdisco, Inc. .......................        531
 30,550   DeVry, Inc.++.........................        918
 16,625   Fastenal Company(a)...................        906
 37,850   Gartner Group, Inc.++.................        238
 11,575   Jacobs Engineering Group Inc.++.......        671
 15,675   Kelly Services, Inc. .................        370
 16,400   Korn/Ferry International++............        275
 33,175   Manpower Inc. ........................        955
 42,275   Modis Professional Services, Inc.++...        194
 11,225   NCO Group, Inc.++.....................        287
 28,625   Nova Corporation++....................        528
 13,150   Rollins, Inc. ........................        254
 47,550   SEI Investment Company................      1,483
 25,825   Sotheby's Holdings, Class A++.........        474
 16,325   Sylvan Learning Systems, Inc.++.......        337
 22,000   True North Communications.............        831
 30,800   United Rentals, Inc.++(a).............        503
 23,475   Valassis Communications Inc.++........        681
 40,400   Viad Corporation......................        963
                                                   --------
                                                     14,978
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations MidCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMPUTER SERVICES -- 2.7%
 39,100   Acxiom Corporation++(a)...............   $    816
 63,950   Ceridian Corporation..................        898
 23,000   CSG Systems International, Inc.++.....        947
 38,875   Galileo International, Inc. ..........        851
 38,625   Jack Henry & Associates, Inc. ........        915
 45,550   Storage Technology Corporation++......        496
 58,225   Sungard Data Systems, Inc.++..........      2,867
 17,725   Sykes Enterprises, Inc.++.............         97
 26,625   Synopsys, Inc.++......................      1,250
                                                   --------
                                                      9,137
                                                   --------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
 19,125   Avocent Corporation++.................        417
 16,850   InFocus Corporation++.................        276
 33,500   Miller (Herman) Inc. .................        774
 22,200   National Instruments Corporation++....        724
 66,200   Quantum Corporation - DLT & Storage
            Systems++...........................        768
 34,400   Sensormatic Electronics
            Corporation++.......................        654
 23,550   Tech Data Corporation++...............        695
 17,725   Wallace Computer Services, Inc. ......        288
                                                   --------
                                                      4,596
                                                   --------
          CONGLOMERATES -- 1.1%
 18,425   Dycom Industries, Inc.++..............        238
 11,975   Granite Construction..................        407
 21,325   Pentair, Inc. ........................        543
 45,875   Scana Corporation.....................      1,246
 13,325   SPX Corporation++.....................      1,209
                                                   --------
                                                      3,643
                                                   --------
          CONSTRUCTION -- 0.2%
 25,025   Quanta Services, Inc.++(a)............        559
                                                   --------
          CONSUMER CREDIT AND MORTGAGES -- 0.4%
 44,250   Greenpoint Financial Corporation......      1,443
                                                   --------
          CONSUMER SERVICES -- 0.3%
 41,575   The Dial Corporation..................        520
 18,650   Valspar Corporation...................        535
                                                   --------
                                                      1,055
                                                   --------
          DEPARTMENT AND DISCOUNT STORES -- 0.4%
 20,825   Neiman Marcus Group Inc., Class A++...        679
 62,000   Saks, Inc.++..........................        806
                                                   --------
                                                      1,485
                                                   --------
          DIVERSIFIED ELECTRONICS -- 1.7%
 10,050   Black Hills Corporation...............        459
 31,325   Diebold, Inc. ........................        860
 55,975   DPL Inc.?.............................      1,574
 28,850   Harris Corporation....................        714
 14,375   Hawaiian Electric Industries, Inc. ...        531
 25,975   Hubbell Inc. .........................        605
 63,925   SCI Systems, Inc.++?..................      1,163
                                                   --------
                                                      5,906
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          DIVERSIFIED MANUFACTURING -- 2.4%
 13,450   Albany International Corporation,
            Class A++...........................   $    247
 13,250   Carlisle Companies Inc. ..............        432
 19,400   Donaldson Company, Inc. ..............        518
 40,175   Energizer Holdings Inc.++.............      1,003
 19,850   Federal Signal Corporation............        388
 17,500   Harsco Corporation....................        429
 13,100   Kaydon Corporation....................        353
 16,500   Lancaster Colony Corporation..........        480
 12,875   Modine Manufacturing Company..........        332
  2,325   NCH Corporation.......................        111
 14,250   Nordson Corporation...................        371
 22,675   Pittson Brink's Group.................        492
 18,050   Plexus Corporation++..................        463
 21,375   Sensient Technologies Corporation.....        487
 12,300   Stewart & Stevenson Services, Inc. ...        268
  8,275   Tecumseh Products Company.............        400
 16,750   Teleflex Inc. ........................        686
 19,000   USG Corporation.......................        290
 16,650   York International Corporation........        461
                                                   --------
                                                      8,211
                                                   --------
          ELECTRIC POWER -- NON NUCLEAR -- 3.7%
 33,000   Allete................................        852
 34,600   Alliant Energy Corporation............      1,101
  9,850   Cleco Corporation.....................        448
 24,475   DQE Inc. .............................        713
 16,400   Idacorp, Inc. ........................        627
 62,925   Northeast Utilities Company...........      1,094
 34,125   OGE Energy Corporation(a).............        785
 48,775   Potomac Electric Power Company........      1,140
 34,375   Sierra Pacific Resources..............        509
 58,450   TECO Energy, Inc. ....................      1,750
 46,275   The Montana Power Company.............        652
 48,350   UtiliCorp United Inc. ................      1,565
 29,300   Vectren Corporation...................        627
 30,650   Western Resources, Inc. ..............        731
                                                   --------
                                                     12,594
                                                   --------
          ELECTRIC POWER -- NUCLEAR -- 1.1%
 38,800   Conectiv, Inc. .......................        848
 51,450   Energy East Corporation...............        892
 27,100   Kansas City Power & Light Company.....        667
 23,225   NSTAR.................................        889
 17,125   Public Service Company of New
            Mexico(a)...........................        497
                                                   --------
                                                      3,793
                                                   --------
          ELECTRICAL EQUIPMENT -- 0.2%
 14,100   AMETEK, Inc. .........................        389
 10,450   Cabot Microelectronics
            Corporation++(a)....................        463
                                                   --------
                                                        852
                                                   --------
          ENERGY -- MISCELLANEOUS -- 0.6%
 37,525   Puget Energy Inc.(a)..................        859
 53,000   Wisconsin Energy Corporation(a).......      1,143
                                                   --------
                                                      2,002
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS
Nations MidCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          FINANCE -- MISCELLANEOUS -- 1.0%
 35,050   AmeriCredit Corporation++(a)..........   $  1,136
 60,300   Clayton Homes Inc. ...................        727
 27,525   IndyMac Bancorp, Inc.++...............        791
 13,825   Investment Technology Group, Inc.++...        708
                                                   --------
                                                      3,362
                                                   --------
          FOOD AND DRUG STORES -- 0.1%
 20,250   Ruddick Corporation...................        277
                                                   --------
          FOOD PRODUCTS -- 2.1%
 15,600   Dean Foods Company....................        528
 24,450   Dole Food Company.....................        393
 12,375   Dreyer's Grand Ice Cream Inc. ........        321
 60,700   Hormel Foods Corporation..............      1,182
 46,250   IBP, Inc.(a)..........................        759
 22,075   Interstate Bakeries Corporation.......        337
 10,600   J.M. Smucker Company..................        278
 12,675   Lance, Inc. ..........................        143
 30,025   McCormick and Company, Inc. ..........      1,261
 11,900   Suiza Foods Corporation++(a)..........        572
 97,400   Tyson Foods Inc., Class A.............      1,312
                                                   --------
                                                      7,086
                                                   --------
          HEALTH SERVICES -- 4.8%
 23,050   AmeriSource Health Corporation, Class
            A++(a)..............................      1,131
 23,025   Apria Healthcare Group Inc.++.........        557
 25,325   Covance Inc.++........................        325
 16,975   Express Scripts Inc., Class A++(a)....      1,471
 20,850   First Health Group Corporation++......        915
106,700   Health Management Associates, Inc.,
            Class A++...........................      1,659
 53,650   Health Net Inc.++.....................      1,106
 22,825   Lincare Holdings Inc.++...............      1,208
 40,350   Omnicare, Inc. .......................        866
 43,075   Oxford Health Plans, Inc.++...........      1,152
 14,950   Pacificare Health Systems Inc.++(a)...        372
 20,225   Quest Diagnostics Inc.++..............      1,797
 31,375   Quorum Health Group Inc.++............        477
 16,450   Trigon Healthcare, Inc.++.............        847
 56,625   Waters Corporation++..................      2,630
                                                   --------
                                                     16,513
                                                   --------
          HEAVY MACHINERY -- 0.4%
 26,100   Agco Corporation......................        251
 16,400   Flowserve Corporation++...............        368
 15,450   Imation Corporation++.................        347
 13,325   Kennametal Inc. ......................        366
                                                   --------
                                                      1,332
                                                   --------
          HOUSEHOLD PRODUCTS -- 0.2%
 20,600   Blyth Industries, Inc.(a).............        475
 16,900   Church & Dwight Company, Inc. ........        367
                                                   --------
                                                        842
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          HOUSING AND FURNISHING -- 1.0%
 21,750   Furniture Brands International,
            Inc.++..............................   $    515
 26,375   Hon Industries Inc. ..................        606
 27,625   Lennar Corporation(a).................      1,102
 22,950   Mohawk Industries Inc.++..............        644
 44,775   RPM Inc. .............................        457
                                                   --------
                                                      3,324
                                                   --------
          INSURANCE -- 3.6%
 23,275   Allmerica Financial Corporation.......      1,208
 29,050   American Financial Group, Inc. .......        700
 34,475   Arthur J. Gallagher & Company.........        955
 20,075   Everest Re Group, Ltd. ...............      1,335
 17,750   Horace Mann Educators Corporation.....        314
 24,225   Leucadia National Corporation(a)......        779
 21,925   MONY Group Inc. ......................        728
 26,300   Ohio Casualty Corporation.............        247
 51,600   Old Republic International
            Corporation.........................      1,466
 19,400   PMI Group, Inc. ......................      1,261
 28,300   Protective Life Corporation...........        868
 20,250   Radian Group Inc. ....................      1,372
 10,850   Ryerson Tull Inc. ....................        109
 29,625   Unitrin, Inc. ........................      1,078
                                                   --------
                                                     12,420
                                                   --------
          INTEGRATED OIL -- 2.3%
 23,750   AGL Resources Inc. ...................        520
 19,750   Murphy Oil Corporation................      1,315
 24,525   Noble Affiliates, Inc. ...............      1,023
 73,375   Ocean Energy Inc. ....................      1,214
 43,125   Pioneer Natural Resources Company++...        677
 35,250   Questar Corporation...................        966
 38,100   Ultramar Diamond Shamrock
            Corporation.........................      1,379
 26,750   Valero Energy Corporation.............        950
                                                   --------
                                                      8,044
                                                   --------
          INVESTMENT SERVICES -- 2.1%
 35,175   A.G. Edwards, Inc. ...................      1,301
139,400   E*TRADE Group, Inc.++.................        973
 24,600   LaBranche and Company Inc.++(a).......        791
 27,300   Legg Mason, Inc. .....................      1,149
 21,375   Neuberger Berman Inc.(a)..............      1,331
 26,950   Roslyn Bancorp, Inc. .................        606
 36,675   Waddell & Reed Financial, Inc., Class
            A(a)................................      1,040
                                                   --------
                                                      7,191
                                                   --------
          LODGING AND RECREATION -- 1.7%
 32,500   Callaway Golf Company.................        722
 32,125   International Game Technology++.......      1,617
 23,275   International Speedway
            Corporation(a)......................        863
 33,400   Mandalay Resorts Group++(a)...........        667
130,275   Park Place Entertainment
            Corporation++.......................      1,335
 34,475   Six Flags, Inc.++(a)..................        667
                                                   --------
                                                      5,871
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations MidCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          MEDICAL DEVICES AND SUPPLIES -- 1.8%
 46,150   Apogent Technologies Inc.++...........   $    934
 26,025   Beckman Coulter, Inc. ................      1,017
 22,550   DENTSPLY International Inc. ..........        823
 25,700   Edwards Lifesciences Corporation++....        504
 27,350   Hillenbrand Industries, Inc. .........      1,320
 28,275   Minimed Inc.++(a).....................        822
 30,050   STERIS Corporation++..................        424
 26,650   VISX Inc.++...........................        458
                                                   --------
                                                      6,302
                                                   --------
          METALS AND MINING -- 0.3%
 47,150   AK Steel Holding Corporation..........        474
  9,650   Carpenter Technology Corporation......        271
  2,975   Maxxam Inc.++.........................         39
 19,775   UCAR International Inc.++(a)..........        229
                                                   --------
                                                      1,013
                                                   --------
          NATURAL GAS DISTRIBUTION -- 1.6%
 14,275   Equitable Resources, Inc. ............        985
 25,875   Hanover Compressor Company++..........        820
 39,525   MCN Energy Group Inc. ................      1,020
 29,100   MDU Resources Group, Inc. ............      1,039
 17,300   National Fuel Gas Company.............        927
 20,350   WGL Holdings Inc. ....................        563
                                                   --------
                                                      5,354
                                                   --------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 1.2%
149,050   3Com Corporation++....................        852
 17,300   ADTRAN, Inc.++(a).....................        425
 35,325   Advanced Fibre Communications,
            Inc.++..............................        506
 14,675   L-3 Communications Holdings, Inc.++...      1,159
 21,550   Plantronics, Inc.++...................        383
 35,825   Polycom, Inc.++.......................        443
 27,675   Powerwave Technologies, Inc.++........        377
                                                   --------
                                                      4,145
                                                   --------
          OILFIELD SERVICES -- 5.1%
 35,975   BJ Services Company++?................      2,562
 23,625   Cooper Cameron Corporation++..........      1,276
 60,675   ENSCO International Inc.?.............      2,124
 77,125   Global Marine Inc.++..................      1,974
 47,550   Grant Prideco Inc.++..................        818
 21,950   Helmerich & Payne, Inc. ..............      1,016
 24,850   Marine Drilling Companies, Inc.++.....        662
 35,300   National-Oilwell, Inc.++(a)...........      1,222
 22,075   Smith International, Inc.++(a)........      1,550
 24,475   Tidewater Inc. .......................      1,106
 41,375   Varco International, Inc.++...........        854
 48,150   Weatherford International,
            Inc.++(a)...........................      2,377
                                                   --------
                                                     17,541
                                                   --------
          PACKAGING AND CONTAINERS -- 0.4%
 22,500   Longview Fibre Company................        293
 43,600   Sonoco Products Company...............        937
                                                   --------
                                                      1,230
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          PAPER AND FOREST PRODUCTS -- 0.9%
 21,950   Bowater Inc. .........................   $  1,040
 35,250   Georgia-Pacific Corporation (Timber
            Group)..............................      1,012
 18,575   P.H. Glatfelter Company...............        237
 11,875   Rayonier Inc. ........................        490
 22,450   Wausau-Mosinee Paper Corporation......        292
                                                   --------
                                                      3,071
                                                   --------
          PHARMACEUTICALS -- 6.3%
 15,500   Barr Laboratories, Inc.++(a)..........        886
 59,200   Bergen Brunswig Corporation, Class
            A...................................        983
 19,825   Carter-Wallace, Inc. .................        494
 23,825   COR Therapeutics, Inc.++(a)...........        536
 41,575   Genzyme Corporation++(a)..............      3,755
 41,225   Gilead Sciences, Inc.++...............      1,340
 34,875   ICN Pharmaceuticals Inc.(a)...........        887
 62,800   IDEC Pharmaceuticals Corporation++....      2,512
 28,100   Incyte Pharmaceuticals, Inc.++........        431
 69,825   IVAX Corporation++....................      2,199
 93,100   Millennium Pharmaceuticals, Inc.++....      2,836
 54,725   Mylan Laboratories, Inc. .............      1,415
 32,200   Perrigo Company++.....................        318
 18,950   Protein Design Labs, Inc.++(a)........        843
 34,000   Sepracor Inc.++(a)....................      1,088
 25,850   Vertex Pharmaceuticals Inc.++.........        947
                                                   --------
                                                     21,470
                                                   --------
          PUBLISHING AND ADVERTISING -- 2.3%
 49,775   A.H. Belo Corporation.................        820
 10,775   Banta Corporation.....................        261
 35,100   Dun & Bradstreet Corporation++........        827
 29,425   Harte-Hanks, Inc. ....................        666
 12,650   Houghton Mifflin Company..............        582
 19,150   Lee Enterprises, Inc. ................        583
 45,100   Readers Digest Association, Inc.,
            Class A(a)..........................      1,239
 15,275   Scholastic Corporation(a).............        551
  4,125   The Washington Post Company, Class
            B...................................      2,384
                                                   --------
                                                      7,913
                                                   --------
          RAILROADS, TRUCKING AND
            SHIPPING -- 1.9%
 21,050   Airborne, Inc. .......................        214
 37,000   C.H. Robinson Worldwide, Inc. ........      1,013
 21,300   CNF Inc. .............................        615
 20,475   EGL, Inc.++...........................        499
 22,500   Expeditors International of
            Washington, Inc. ...................      1,135
 20,925   GATX Corporation......................        888
 15,400   J.B. Hunt Transport Services,
            Inc.++..............................        241
 15,475   Newport News Shipbuilding Inc. .......        757
 27,700   Swift Transportation Company,
            Inc.++..............................        512
 16,150   Trinity Industries, Inc. .............        315
 20,325   Wisconsin Central Transportation
            Corporation++.......................        324
                                                   --------
                                                      6,513
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS
Nations MidCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          RESTAURANTS -- 0.9%
 15,225   Bob Evans Farms, Inc. ................   $    270
 43,425   Brinker International, Inc.++.........      1,213
 24,600   CBRL Group Inc. ......................        447
 10,950   Lone Star Steakhouse & Saloon.........        102
 33,625   Outback Steakhouse, Inc.++(a).........        856
 10,050   Papa John's International Inc.++(a)...        239
                                                   --------
                                                      3,127
                                                   --------
          SEMICONDUCTORS -- 6.3%
 43,025   Arrow Electronics, Inc.++(a)..........        972
204,200   Atmel Corporation++?..................      2,004
 40,450   Avnet, Inc. ..........................        829
 34,625   Cirrus Logic, Inc.++..................        517
 23,550   Credence Systems Corporation++........        483
 57,600   Cypress Semiconductor Corporation++...      1,021
 26,950   Dallas Semiconductor Corporation......        701
 11,875   DSP Group, Inc.++.....................        184
 46,800   Intergrated Device Technology,
            Inc.++(a)...........................      1,386
 27,300   International Rectifier
            Corporation++(a)....................      1,106
 38,375   KEMET Corporation++...................        650
 53,700   Lam Research Corporation++............      1,275
 47,050   Lattice Semiconductor Corporation++...        856
 37,325   Micrel, Inc.++........................      1,043
 57,075   Microchip Technology Inc.++...........      1,445
 16,975   MIPS Technologies, Inc.++.............        390
 29,725   Nvidia Corporation++(a)...............      1,930
 71,450   RF Micro Devices, Inc.++..............        835
 29,475   SanDisk Corporation++.................        601
 18,650   Sawtek Inc.++.........................        332
 29,450   Semtech Corporation++(a)..............        867
 36,175   TranSwitch Corporation++..............        475
 34,375   TriQuint Semiconductor, Inc.++........        509
 60,400   Vishay Intertechnology, Inc.++?.......      1,202
                                                   --------
                                                     21,613
                                                   --------
          SOFTWARE -- 6.3%
 21,875   Affiliated Computer Services, Inc.,
            Class A++...........................      1,420
107,650   Cadence Design Systems, Inc.++........      1,990
 33,375   Checkfree Corporation++?..............        982
 54,700   DST Systems, Inc.++...................      2,636
 58,250   Electronic Arts Inc.++................      3,161
 14,900   GTECH Holdings Corporation++..........        406
122,525   Informix Corporation++................        662
 30,200   Keane Inc.++..........................        393
 38,250   Legato Systems Inc.++.................        461
 25,775   Macromedia Inc.++.....................        414
 21,750   Macrovision Corporation++.............        947
 28,300   Mentor Graphics Corporation++.........        584
 60,275   Network Associates, Inc.++............        497
 89,025   Rational Software Corporation++?......      1,580
 20,975   Retek Inc.++..........................        395

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SOFTWARE -- (CONTINUED)
 40,175   Reynolds & Reynolds Company, Class
            A...................................   $    773
 15,575   Structural Dynamics Research
            Corporation++.......................        221
 38,400   Sybase, Inc.++........................        595
 33,125   Symantec Corporation++................      1,385
 25,100   The BISYS Group, Inc.++(a)............      1,341
 15,925   Transaction Systems Architects,
            Inc.++..............................        114
 32,550   Wind River Systems++(a)...............        757
                                                   --------
                                                     21,714
                                                   --------
          SPECIALTY STORES -- 3.3%
 43,275   Abercrombie & Fitch Company++.........      1,415
 30,525   American Eagle Outfitters,
            Inc.++(a)...........................        878
 28,275   Barnes & Noble, Inc.++................        676
 31,700   BJ's Wholesale Club, Inc.++(a)........      1,517
 34,425   Borders Group Inc.++..................        579
 38,225   CDW Computer Centers, Inc.++..........      1,185
 21,425   Claire's Stores, Inc. ................        379
 47,275   Dollar Tree Stores, Inc.++(a).........        911
 75,025   Family Dollar Stores, Inc.?...........      1,927
  9,600   Payless ShoeSource, Inc.++............        598
 35,500   Ross Stores, Inc. ....................        666
 24,875   Williams-Sonoma, Inc.++...............        653
                                                   --------
                                                     11,384
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 1.7%
 16,700   Antec Corporation++...................        122
 94,675   Broadwing Inc.++......................      1,812
 22,425   CommScope, Inc.++.....................        374
 20,850   Mastec, Inc.++........................        282
 15,675   Newport Corporation(a)................        459
 24,325   Price Communications Corporation++....        419
 25,750   Telephone and Data Systems, Inc. .....      2,407
                                                   --------
                                                      5,875
                                                   --------
          TOBACCO -- 0.9%
 44,700   R.J. Reynolds Tobacco Holdings,
            Inc. ...............................      2,508
 11,900   Universal Corporation.................        469
                                                   --------
                                                      2,977
                                                   --------
          UTILITIES -- MISCELLANEOUS -- 0.7%
 17,725   Alexander & Baldwin, Inc. ............        379
 43,125   American Water Works Company, Inc. ...      1,391
 21,750   Covanta Energy Corporation++..........        365
 14,875   Overseas Shipholding Group, Inc. .....        409
                                                   --------
                                                      2,544
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $346,771).......................    337,596
                                                   --------
          WARRANTS -- 0.0%+
          (Cost $13)
 45,847   Dime Bancorp Litigation Tracking
            Warrant(b)..........................         11
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations MidCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

SHARES                                              VALUE
(000)                                               (000)
-----------------------------------------------------------
         INVESTMENT COMPANIES -- 14.9%
         (Cost $51,143)
51,143   Nations Cash Reserves#.................   $ 51,143
                                                   --------
         TOTAL INVESTMENTS
         (Cost $397,927*)..............   113.4%    388,750
                                                   --------
         OTHER ASSETS AND
           LIABILITIES (NET)...........  (13.4)%
         Receivable for investment securities
           sold.................................   $  6,895
         Dividends receivable...................        225
         Interest receivable....................         35
         Receivable from investment advisor.....        144
         Receivable for variation margin........         23
         Collateral on securities loaned........    (46,457)
         Administration fee payable.............       (212)
         Due to custodian.......................        (46)
         Payable for investment securities
           purchased............................     (6,501)
         Accrued Trustees' fees and expenses....         (9)
         Accrued expenses and other
           liabilities..........................       (129)
                                                   --------
         TOTAL OTHER ASSETS AND
           LIABILITIES (NET)....................    (46,032)
                                                   --------
         NET ASSETS....................   100.0%   $342,718
                                                   ========
         NET ASSETS CONSIST OF:
         Undistributed net investment income....   $     28
         Accumulated net realized gain on
           investments sold and futures
           contracts............................     12,446
         Net unrealized depreciation of
           investments and futures contracts....     (9,293)
         Paid-in capital........................    339,537
                                                   --------
         NET ASSETS.............................   $342,718
                                                   ========


                                                    VALUE
-----------------------------------------------------------
         PRIMARY A SHARES
         Net asset value, offering and
           redemption price per share
           (342,502,628 / 40,808,711 shares
           outstanding).........................      $8.39
                                                   ========
         INVESTOR A SHARES
         Net asset value, offering and
           redemption price per share
           (215,402 / 25,598 shares
           outstanding).........................      $8.41
                                                   ========

---------------

* Federal Income Tax Information: Net unrealized depreciation of $19,573 on investment securities was comprised of gross appreciation of $42,004 and gross depreciation of $61,577 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $408,323.

++ Non-income producing security.

?All or a portion of security segregated as collateral for futures contracts.

!Amount represents less than 0.1%.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $46,457.

(a)All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $46,636 and $44,190, respectively.

(b)This warrant represents a potential distribution settlement in a legal claim.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 99.7%
          AEROSPACE AND DEFENSE -- 1.1%
 21,400   AAR Corporation.......................   $    273
 11,100   Alliant Techsystems Inc.++............        984
 17,900   Armor Holdings, Inc.++................        315
 20,400   BE Aerospace, Inc.++(a)...............        375
 33,700   GenCorp Inc. .........................        358
 29,900   Orbital Sciences Corporation++........        179
 25,100   Teledyne Technologies Inc.++..........        351
                                                   --------
                                                      2,835
                                                   --------
          AIRLINES -- 1.1%
 33,800   Atlantic Coast Airlines Holdings,
            Inc.++..............................        710
 17,000   Forward Air Corporation++.............        556
 22,300   Frontier Airlines, Inc.++.............        272
 25,800   Mesa Air Group, Inc.++................        216
 11,000   Midwest Express Holdings, Inc.++......        174
 44,700   SkyWest, Inc. ........................      1,039
                                                   --------
                                                      2,967
                                                   --------
          APPAREL AND TEXTILES -- 2.5%
 10,400   Ashworth Inc.++.......................         67
 14,100   Brown Shoe Company, Inc. .............        266
 11,200   Casual Male Corporation...............         34
 20,400   Cone Mills Corporation++..............         64
 16,300   G & K Services, Inc., Class A.........        325
 17,100   Genesco Inc.++........................        469
  5,200   Haggar Corporation....................         67
 13,800   Hancock Fabrics Inc. .................        104
 23,800   Hartmarx Corporation++................         76
  8,000   K-Swiss Inc., Class A.................        205
 18,000   Kellwood Company......................        374
 25,200   Nautica Enterprises Inc.++............        452
  9,700   Oshkosh B'Gosh Inc. ..................        247
  5,800   Oxford Industries Inc. ...............        105
 21,700   Phillips-Van Heusen Corporation.......        327
 17,900   Quiksilver, Inc.++....................        475
 25,400   Russell Corporation...................        475
 14,300   Springs Industries Inc., Class A......        612
 33,100   Stride Rite Corporation...............        248
 31,600   Timberland Company, Class A++?........      1,605
                                                   --------
                                                      6,597
                                                   --------
          AUTOMOTIVE -- 1.1%
 15,800   Aaron Rents, Inc. ....................        254
 43,500   Copart, Inc.++........................        891
 15,900   Group 1 Automotive, Inc.++............        200
 20,300   Intermet Corporation..................         56
 12,100   Midas, Inc. ..........................        159
 17,200   Myers Industries Inc. ................        232
 13,300   Oshkosh Truck Corporation.............        472
  9,900   Standard Motor Products, Inc.(a)......        105
 16,900   TBC Corporation++.....................        102
 28,400   Tenneco Automotive Inc. ..............         80
 16,500   Titan International Inc. .............         59
 35,900   Tower Automotive, Inc.++..............        385
                                                   --------
                                                      2,995
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          BEVERAGES -- 0.5%
  7,000   Coca-Cola Bottling Company............   $    283
 16,200   Constellation Brands, Inc.++..........      1,162
                                                   --------
                                                      1,445
                                                   --------
          BROADCASTING AND CABLE -- 0.0%+
  9,700   4Kids Entertainment Inc.++............        109
                                                   --------
          CHEMICALS -- BASIC -- 0.5%
 20,000   Cambrex Corporation...................        831
 25,000   Georgia Gulf Corporation..............        435
 20,800   Mississippi Chemical
            Corporation++(a)....................         70
                                                   --------
                                                      1,336
                                                   --------
          CHEMICALS -- SPECIALTY -- 2.1%
 17,600   Arch Chemicals, Inc. .................        375
  8,000   Chemed Corporation....................        278
 11,800   ChemFirst Inc. .......................        314
 24,800   MacDermid, Inc. ......................        448
 19,000   OM Group, Inc. .......................      1,011
 31,500   Omnova Solutions Inc. ................        209
  5,900   Penford Corporation...................         52
 75,000   PolyOne Corporation...................        683
  7,000   Quaker Chemical Corporation...........        124
 12,000   Rogers Corporation++..................        426
 22,700   Scotts Company, Class A++.............        864
 10,800   TETRA Technologies Inc.++(a)..........        219
 25,400   Wellman Inc. .........................        489
                                                   --------
                                                      5,492
                                                   --------
          COMMERCIAL BANKING -- 7.5%
 31,400   Centura Banks Inc. ...................      1,552
 21,000   Chittenden Corporation................        655
 25,000   Commerce Bancorp, Inc.?...............      1,499
 43,200   Commercial Federal Corporation........        963
 33,500   Community First Bankshares, Inc. .....        676
 41,300   Cullen Frost Bankers, Inc. ...........      1,415
 22,500   Downey Financial Corporation..........      1,019
 18,100   East West Bancorp, Inc. ..............        348
 32,600   First Midwest Bancorp, Inc. ..........        918
 21,000   Firstbank Corporation.................        544
 13,700   FirstFed Financial Corporation++......        384
  9,200   GBC Bancorp...........................        262
 42,400   Hudson United Bancorp.................        962
 18,400   MAF Bancorp Inc. .....................        504
 35,000   New York Community Bancorp, Inc. .....      1,015
 21,100   Provident Bankshares Corporation......        472
 22,600   Riggs National Corporation............        359
 34,500   South Financial Group, Inc. ..........        492
 22,800   Southwest Bancorporation of Texas++...        715
 28,100   Staten Island Bancorp, Inc. ..........        700
 20,900   Sterling Bancshares, Inc. ............        366
 31,300   Susquehanna Bancshares Inc. ..........        563
 48,900   TrustCo Bank Corporation NY...........        630
 33,300   United Bankshares Inc. ...............        737
 45,800   Washington Federal, Inc. .............      1,125
 18,100   Whitney Holding Corporation...........        716
                                                   --------
                                                     19,591
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMERCIAL SERVICES -- 3.9%
 18,400   ABM Industries Inc. ..................   $    575
 21,900   Administaff, Inc.++...................        397
 16,100   ADVO Inc.++...........................        594
 21,800   Arbitron Inc. ........................        501
 44,300   Brightpoint, Inc.++...................        107
  5,100   Butler Manufacturing Company..........        117
 15,200   CDI Corporation++.....................        198
 29,000   Central Parking Corporation...........        528
 16,700   Computer Task Group Inc. .............         78
 39,700   eLoyalty Corporation++................         97
 12,800   F.Y.I. Inc.++.........................        428
 26,200   Factset Research Systems Inc. ........        791
 14,900   Florida Rock Industries...............        588
 16,400   Franklin Covey Company++..............        133
 21,100   Global Payments Inc.++................        390
 10,500   Hall Kinion & Associates, Inc.++......         61
 15,400   Heidrick & Struggles
            International, Inc.++(a)............        446
 12,200   IMCO Recycling Inc.++.................         55
  9,300   Insurance Auto Auctions Inc.++........        114
 33,000   Labor Ready, Inc.++...................        104
 16,900   MAXIMUS, Inc.++.......................        500
 12,300   Memberworks Inc.++....................        289
 26,300   National Data Corporation.............        614
 18,400   On Assignment, Inc.++.................        384
 19,600   Pegasus Solutions Inc.++..............        175
 36,000   Polaroid Corporation..................        153
 18,000   Prepaid Legal Services Inc.++(a)......        186
 11,100   Startek, Inc.++.......................        157
 32,100   Tetra Tech, Inc.++....................        650
 38,200   The Profit Recovery Group
            International, Inc.++(a)............        239
 13,400   URS Corporation++.....................        255
 12,100   Volt Information Sciences Inc.++......        218
 21,200   Watsco Inc. ..........................        245
                                                   --------
                                                     10,367
                                                   --------
          COMPUTER SERVICES -- 0.8%
 18,000   Analysts International Corporation....         93
  9,000   CACI International, Inc.++............        243
 11,500   Fair, Issac and Company Inc. .........        673
 17,500   Gerber Scientific Inc. ...............        117
 11,700   QRS Corporation++.....................         99
 22,100   Radiant Systems, Inc.++...............        305
 12,100   SCM Microsystems, Inc.++(a)...........        187
 73,700   SONICblue Inc.++......................        350
 13,300   Zixit Corporation++(a)................         94
                                                   --------
                                                      2,161
                                                   --------
          COMPUTERS AND OFFICE EQUIPMENT -- 2.0%
 30,700   Avant Corporation++...................        530
 18,100   Brady Corporation.....................        610
 18,500   Exabyte Corporation++.................         27
 19,800   Hutchinson Technology, Inc.++(a)......        296
 23,100   Information Resources, Inc.++.........        150
 10,000   Kronos Inc.++.........................        314
 17,100   Mercury Computer Systems, Inc.++......        656
 13,800   Micros Systems, Inc.++................        279
 40,600   Pinnacle Systems, Inc.++..............        343
 13,800   Radisys Corporation++.................        235

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
 94,200   Read-Rite Corporation++...............   $    781
 12,700   Standard Microsystems Corporation++...        191
 25,100   Zebra Technologies Corporation++?.....        956
                                                   --------
                                                      5,368
                                                   --------
          CONGLOMERATES -- 1.3%
 25,100   Advanced Energy Industries,
            Inc.++(a)...........................        648
 22,200   Apogee Enterprises, Inc. .............        158
 21,200   Insituform Technologies Inc., Class
            A++.................................        692
 32,400   The Shaw Group Inc.++(a)..............      1,513
 17,800   Triarc Companies++....................        438
                                                   --------
                                                      3,449
                                                   --------
          CONSTRUCTION -- 0.2%
 13,600   SCP Pool Corporation++................        442
                                                   --------
          CONSUMER SERVICES -- 1.3%
  6,800   Angelica Corporation..................         79
 10,200   Building Materials Holding
            Corporation++.......................        100
  9,900   Edgewater Technology, Inc.++..........         41
 25,500   Fedders Corporation...................        143
 17,700   Kaman Corporation.....................        290
 48,100   La-Z-Boy Inc. ........................        856
 10,300   New England Business Service, Inc. ...        191
 11,400   Royal Appliance Manufacturing
            Company++...........................         44
 15,800   Russ Berrie & Company Inc. ...........        398
 49,600   Spherion Corporation++................        344
 17,800   The Kroll-O'Gara Company++............         96
 12,000   Thomas Industries Inc. ...............        248
 33,100   Wolverine World Wide..................        483
                                                   --------
                                                      3,313
                                                   --------
          DEPARTMENT AND DISCOUNT STORES -- 0.4%
 20,300   Cash America Investments Inc. ........        124
 10,200   Factory 2-U Stores Inc.++.............        279
 32,600   Regis Corporation.....................        476
 22,900   ShopKo Stores, Inc.++.................        183
                                                   --------
                                                      1,062
                                                   --------
          DIVERSIFIED ELECTRONICS -- 3.1%
 46,600   Aeroflex, Inc.++......................        481
 10,300   Analogic Corporation..................        463
 29,900   Anixter International Inc.++(a).......        720
 30,300   Artesyn Technologies, Inc.++..........        328
 10,900   AstroPower, Inc.++(a).................        327
 17,900   Audiovox Corporation++................        137
  8,500   Bel Fuse Inc. ........................        198
 15,600   Benchmark Electronics Inc.++(a).......        304
 21,900   BMC Industries, Inc. .................        122
 24,100   Checkpoint Systems Inc.++(a)..........        228
 21,700   Concord Camera Corporation++..........        153
 22,100   CTS Corporation?......................        459
 17,600   Dionex Corporation++..................        553
 16,100   Esterline Technologies
            Corporation++.......................        350
 25,500   Harman International Industries.......        653
 17,900   Helix Technology Corporation..........        420
 12,200   Itron Inc.++(a).......................        145
 12,600   Keithley Instruments, Inc. ...........        204
 22,800   Kent Electronics Corporation++........        410
 28,400   Methode Electronics Inc.?.............        509

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          DIVERSIFIED ELECTRONICS -- (CONTINUED)
 22,000   Pioneer Standard Electronics(a).......   $    270
 28,100   Robotic Vision Systems, Inc.++(a).....         68
 18,700   Trimble Navigation Ltd.++.............        354
  8,700   Ultimate Electronics, Inc.++..........        218
 32,600   Valence Technology, Inc.++(a).........        149
                                                   --------
                                                      8,223
                                                   --------
          DIVERSIFIED MANUFACTURING -- 3.3%
 18,800   A.O. Smith Corporation................        367
 14,900   Barnes Group Inc. ....................        283
 19,400   Belden Inc. ..........................        389
 19,400   CLARCOR Inc. .........................        448
 13,600   Cross (A.T.) Company++................        100
 13,000   CUNO Inc.++...........................        377
 30,600   Delta and Pine Land Company...........        738
 15,300   Elcor Corporation.....................        214
 23,700   Griffon Corporation++.................        187
 12,000   Innovex Inc.++........................         59
 12,900   Ionics Inc.++.........................        335
 14,300   JAKKS Pacific, Inc.++(a)..............        152
  7,700   Lawson Products.......................        191
 44,200   Lennox International Inc. ............        455
 12,600   Lydall Inc.++.........................        131
 13,200   Meade Instruments Corporation++.......         54
 10,000   Photon Dynamics, Inc.++...............        211
 24,400   Roper Industries, Inc. ...............        875
 13,500   Scott Technologies, Inc.++............        299
  9,500   Simpson Manufacturing Company,
            Inc.++..............................        468
 10,200   SPS Technologies Inc.++...............        460
  9,700   Standex International Corporation.....        223
 21,400   Sturm, Ruger & Company Inc. ..........        210
 30,300   Tredegar Industries, Inc. ............        533
 33,700   Vicor Corporation++?..................        691
 21,100   Watts Industries, Inc. ...............        352
                                                   --------
                                                      8,802
                                                   --------
          ELECTRIC POWER -- NON NUCLEAR -- 0.8%
  5,800   Bangor Hydro-Electric Company.........        152
  9,100   Central Vermont Public Services.......        150
 13,300   CH Energy Group, Inc. ................        589
  4,500   Green Mountain Power Corporation......         75
 11,500   UIL Holdings Corporation..............        546
 25,900   UniSource Energy Corporation..........        544
                                                   --------
                                                      2,056
                                                   --------
          ELECTRIC POWER -- NUCLEAR -- 0.4%
 27,600   RGS Energy Group Inc. ................      1,021
                                                   --------
          ELECTRICAL EQUIPMENT -- 0.6%
 31,300   APW Ltd.++?...........................        269
 20,900   C&D Technologies, Inc. ...............        576
 16,100   Cohu, Inc. ...........................        251
 12,200   Intermagnetics General
            Corporation++.......................        296
 17,800   Magnetek, Inc.++......................        168
                                                   --------
                                                      1,560
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          ENERGY -- MISCELLANEOUS -- 0.5%
 37,600   Avista Corporation....................   $    662
 26,000   Systems & Computer Technology
            Corporation++.......................        239
 21,500   UGI Corporation.......................        527
                                                   --------
                                                      1,428
                                                   --------
          EXPLORATION AND PRODUCTION -- 0.8%
 10,900   Key Production Company, Inc.++........        226
 14,000   Nuevo Energy Company++................        248
 16,100   Patina Oil and Gas Corporation........        430
 19,900   Southwestern Energy Company...........        197
 20,600   Stone Energy Corporation++............      1,015
                                                   --------
                                                      2,116
                                                   --------
          FINANCE -- MISCELLANEOUS -- 0.2%
 18,200   Anchor Bancorp Wisconsin Inc. ........        253
  7,400   UCBH Holdings Inc. ...................        360
                                                   --------
                                                        613
                                                   --------
          FOOD AND DRUG STORES -- 1.0%
 39,500   Casey's General Stores, Inc. .........        472
 31,500   Fleming Companies, Inc. ..............        802
  9,100   Nash-Finch Company....................        158
 30,600   The Great Atlantic & Pacific Tea
            Company, Inc. ......................        280
 21,300   Whole Foods Market, Inc.++(a).........        897
                                                   --------
                                                      2,609
                                                   --------
          FOOD PRODUCTS -- 2.5%
  7,900   Agribrands International, Inc.++......        426
 13,900   American Italian Pasta Company++......        445
 28,000   Corn Products International Inc. .....        718
 33,700   Earthgrains Company...................        716
 26,500   Hain Celestial Group, Inc.++..........        769
 15,000   International Multifoods
            Corporation++.......................        289
  6,700   J & J Snack Foods Corporation++.......        113
 14,500   Michael Foods, Inc. ..................        433
 13,800   Performance Food Group Company++......        725
 23,800   Ralcorp Holdings, Inc.++..............        426
 43,400   Smithfield Foods, Inc.++(a)...........      1,410
 14,600   United Natural Foods, Inc.++..........        205
                                                   --------
                                                      6,675
                                                   --------
          HEALTH SERVICES -- 4.6%
 20,300   Accredo Health, Inc.++................        664
 51,100   Advanced Tissue Sciences, Inc.++......        201
 23,500   AdvancePCS++..........................      1,275
 27,600   Cerner Corporation++..................        945
 47,300   Coventry Health Care, Inc.++..........        783
  6,300   Curative Health Services, Inc.++......         36
 24,100   Immune Response Corporation++(a)......         61
 12,500   IMPATH Inc.++.........................        580
 24,100   Invacare Corporation..................        952
 39,000   Mid Atlantic Medical Services,
            Inc.++..............................        792
 38,800   Orthodontic Centers of America,
            Inc.++(a)...........................        795
 19,600   PAREXEL International Corporation++...        244
 12,600   Pediatrix Medical Group, Inc.++.......        280
 24,600   Province Healthcare Company++.........        749
 37,000   Renal Care Group, Inc.++..............        992

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          HEALTH SERVICES -- (CONTINUED)
 23,800   Universal Health Services, Inc., Class
            B++?(a).............................   $  2,102
 73,200   US Oncology, Inc.++...................        595
                                                   --------
                                                     12,046
                                                   --------
          HEAVY MACHINERY -- 2.6%
 15,800   Applied Industrial Technologies,
            Inc. ...............................        259
 15,400   Astec Industries Inc.++...............        201
 26,800   Baldor Electric Company...............        564
  6,000   CPI Corporation.......................        119
 11,800   Flow International Corporation++......        124
 32,500   Foster Wheeler Corporation............        584
 12,200   Gardner Denver Machinery Inc.++.......        239
 24,200   Graco Inc. ...........................        677
 24,000   IDEX Corporation......................        695
 33,400   JLG Industries, Inc. .................        434
  9,300   Lindsay Manufacturing Company.........        172
 19,600   Manitowoc Company, Inc. ..............        486
 26,800   Milacron Inc. ........................        485
 33,600   Paxar Corporation++...................        420
 16,800   Regal Beloit..........................        280
  8,800   Robbins & Myers, Inc.(a)..............        225
 23,900   SpeedFam-IPEC, Inc.++.................        155
 10,100   Toro Company..........................        465
 17,000   X-Rite, Inc. .........................        167
                                                   --------
                                                      6,751
                                                   --------
          HOUSEHOLD PRODUCTS -- 0.2%
  5,500   National Presto Industries, Inc. .....        165
 13,200   Natures Sunshine Products Inc. .......         92
 27,700   SLI, Inc. ............................        231
                                                   --------
                                                        488
                                                   --------
          HOUSING AND FURNISHING -- 2.9%
 18,400   Applica Inc.++(a).....................        114
  9,300   Bassett Furniture Industries, Inc. ...        119
 37,700   Champion Enterprises Inc.++...........        194
 12,400   Coachmen Industries Inc. .............        111
 60,100   D.R. Horton, Inc. ....................      1,270
 31,400   Ethan Allen Interiors Inc.(a).........      1,061
 40,600   Interface, Inc., Class A..............        279
 18,600   M.D.C. Holdings, Inc. ................        732
 15,100   Monaco Coach Corporation++............        271
  6,700   NVR, Inc.++...........................      1,092
  9,400   Salton, Inc.++(a).....................        143
  6,700   Skyline Corporation...................        145
 23,900   Standard Pacific Corporation..........        504
 10,500   The Ryland Group, Inc. ...............        436
 28,600   Toll Brothers, Inc.++.................      1,101
                                                   --------
                                                      7,572
                                                   --------
          INSURANCE -- 2.5%
 16,100   Delphi Financial Group, Inc., Class
            A...................................        477
 10,300   E.W. Blanch Holdings, Inc. ...........         82
 61,300   Fidelity National Financial, Inc. ....      1,640
 50,700   First American Financial
            Corporation.........................      1,317
 55,800   Fremont General Corporation(a)........        217
 10,500   Hilb, Rogal and Hamilton Company......        368
 10,700   Landamerica Financial Group, Inc. ....        381
 32,900   Mutual Risk Management Ltd. ..........        239

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          INSURANCE -- (CONTINUED)
  7,900   RLI Corporation.......................   $    323
  7,400   SCPIE Holdings Inc. ..................        150
 20,000   Selective Insurance Group.............        465
 21,700   Sierra Health Services, Inc.++........         99
 29,200   Trenwick Group Ltd. ..................        576
 13,700   Zenith National Insurance.............        323
                                                   --------
                                                      6,657
                                                   --------
          INTEGRATED OIL -- 5.7%
 26,300   Barrett Resources Corporation++.......      1,578
 23,200   Cabot Oil & Gas Corporation...........        626
 60,900   Cross Timbers Oil Company.............      1,507
 14,400   HS Resources, Inc.++..................        648
 40,700   Input/Output, Inc.++..................        381
 35,000   Louis Dreyfus Natural Gas
            Corporation++.......................      1,295
 14,100   New Jersey Resources Corporation......        580
 33,800   Newfield Exploration Company++?.......      1,180
 18,400   Oceaneering International Inc.++......        396
 13,900   Plains Resources Inc.++...............        292
 42,400   Pogo Producing Company................      1,251
 53,500   Pride International Inc.++?(a)........      1,271
 17,100   Remington Oil & Gas Corporation++.....        236
 19,400   Seitel Inc.++.........................        361
 18,000   St. Mary Land & Exploration Company...        419
 19,600   Swift Energy Company++................        628
 30,200   Tom Brown, Inc.++.....................        997
 50,100   Vintage Petroleum, Inc. ..............      1,020
                                                   --------
                                                     14,666
                                                   --------
          INVESTMENT SERVICES -- 1.5%
 56,100   Eaton Vance Corporation?..............      1,741
 19,500   Jefferies Group, Inc. ................        563
 37,900   Raymond James Financial, Inc. ........      1,054
 12,600   Southwest Securities Group, Inc.(a)...        235
 19,100   Tucker Anthony Sutro Corporation......        362
                                                   --------
                                                      3,955
                                                   --------
          LODGING AND RECREATION -- 1.8%
 11,600   Anchor Gaming++.......................        710
 19,000   Arctic Cat Inc. ......................        260
 31,500   Aztar Corporation++...................        334
 20,700   Bally Total Fitness Holding++.........        610
 26,100   Fleetwood Enterprises Inc. ...........        236
  8,200   Huffy Corporation++...................         54
 14,300   K2 Inc.++.............................        125
 21,000   Pinnacle Entertainment, Inc.++........        221
 18,900   Polaris Industries Inc. ..............        853
 35,900   Prime Hospitality Corporation++.......        388
  9,500   Thor Industries Inc. .................        207
 16,300   Winnebago Industries..................        289
 25,100   WMS Industries, Inc.++................        452
                                                   --------
                                                      4,739
                                                   --------
          MEDICAL DEVICES AND SUPPLIES -- 5.9%
 39,500   Alliance Pharmaceutical
            Corporation++.......................        128
 17,600   Arthrocare Corporation++(a)...........        246
 21,700   Coherent, Inc.++?.....................        770
 12,200   CONMED Corporation++(a)...............        234
 11,600   Cooper Companies, Inc. ...............        549
 14,900   Cryolife, Inc.++......................        386

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
 11,800   Datascope Corporation.................   $    427
 11,000   Diagnostic Products Corporation.......        574
 20,300   Haemonetics Corporation...............        672
 12,300   Hologic, Inc.++.......................         49
 52,600   Hooper Holmes, Inc. ..................        452
 26,400   IDEXX Laboratories, Inc.++............        579
 15,400   INAMED Corporation....................        366
 18,900   Mentor Corporation....................        425
 27,500   Organogenesis Inc.++..................        224
 11,100   Osteotech, Inc.++.....................         60
 26,400   Owens & Minor, Inc. ..................        436
 53,700   Patterson Dental Company++?...........      1,652
 10,600   PolyMedica Corporation++(a)...........        241
 36,200   Priority Healthcare Corporation, Class
            B++.................................      1,367
 24,800   ResMed Inc.++(a)......................      1,002
 24,100   Respironics, Inc.++...................        735
 18,900   Sola International Inc.++.............        170
  7,600   SpaceLabs Medical Inc.++..............         86
 28,000   Sybron Dental Specialties, Inc.++.....        588
 33,000   Techne Corporation++?.................        862
 23,500   Theragenics Corporation++.............        150
 26,100   Varian Medical Systems, Inc.++?(a)....      1,588
  9,900   Vital Signs Inc. .....................        318
                                                   --------
                                                     15,336
                                                   --------
          METALS AND MINING -- 2.4%
 11,200   A. M. Castle & Company................        101
  6,700   Amcast Industrial Corporation.........         62
 13,200   Brush Wellman Inc. ...................        246
  8,100   Cleveland-Cliffs Inc. ................        146
 10,300   Commercial Metals Company.............        259
 13,200   Commonwealth Industries, Inc. ........         58
 60,300   Massey Energy Company.................      1,441
 11,400   Material Sciences Corporation++.......         92
 26,600   Mueller Industries, Inc.++............        799
 18,500   Northwestern Corporation..............        453
 10,800   Quanex Corporation....................        194
 19,900   Reliance Steel & Aluminum Company.....        467
 16,700   RTI International Metals, Inc.++......        225
 36,300   Steel Dynamics, Inc.++................        404
  8,200   Steel Technologies Inc. ..............         52
 30,800   Stillwater Mining Company++...........        833
 16,500   Texas Industries, Inc. ...............        479
  9,500   Wolverine Tube Inc.++.................        120
                                                   --------
                                                      6,431
                                                   --------
          NATURAL GAS DISTRIBUTION -- 2.1%
 31,000   Atmos Energy Corporation..............        738
  8,800   Cascade Natural Gas Corporation.......        179
 24,500   Energen Corporation...................        865
 15,100   Laclede Gas Company...................        352
 20,000   Northwest Natural Gas Company.........        480
 10,300   NUI Holding Company...................        278
 25,500   Piedmont Natural Gas Company, Inc. ...        905
 40,600   Southern Union Company++..............        853
 25,100   Southwest Gas Corporation.............        523
 18,600   Valmont Industries Inc. ..............        315
                                                   --------
                                                      5,488
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 1.5%
 35,700   Auspex Systems, Inc.++................   $    147
 18,000   Aware Inc.++..........................        173
 15,300   Black Box Corporation++(a)............        682
  9,900   Brooktrout Inc.++.....................         61
 25,800   C-COR Electronics++...................        173
 34,900   Cable Design Technologies
            Corporation++.......................        468
 13,200   Concord Communications, Inc.++........        108
 58,800   DMC Stratex Networks, Inc.++..........        488
 46,000   Harmonic Inc.++.......................        259
 19,900   NYFIX, Inc.++.........................        456
 64,100   P-Com, Inc.++.........................         82
 21,400   Proxim, Inc.++........................        215
 20,400   Rainbow Technologies, Inc.++..........        102
 17,200   Three-Five Systems, Inc.++............        210
 17,500   ViaSat, Inc.++........................        265
 24,700   Visual Networks, Inc.++...............         88
                                                   --------
                                                      3,977
                                                   --------
          OIL REFINING AND MARKETING -- 0.1%
 12,300   WD-40 Company.........................        246
                                                   --------
          OILFIELD SERVICES -- 1.9%
 11,000   Atwood Oceanics, Inc.++...............        450
 25,700   Cal Dive International Inc.++.........        652
 13,800   Dril-Quip++...........................        331
 19,400   Hughes Supply Inc. ...................        284
 18,900   Lone Star Technologies, Inc.++........        807
 17,100   Offshore Logistics, Inc.++............        424
 13,600   SEACOR SMIT Inc.++....................        615
 16,100   THQ Inc.++............................        612
 24,400   Veritas DGC Inc.++....................        780
                                                   --------
                                                      4,955
                                                   --------
          PACKAGING AND CONTAINERS -- 0.5%
 28,300   AptarGroup, Inc. .....................        863
 12,200   Libbey Inc. ..........................        364
                                                   --------
                                                      1,227
                                                   --------
          PAPER AND FOREST PRODUCTS -- 0.8%
 27,500   Buckeye Technologies Inc.++...........        317
 20,900   Caraustar Industries, Inc. ...........        168
 12,100   Chesapeake Corporation................        280
  9,500   Deltic Lumber.........................        192
 11,000   Pope & Talbot Inc. ...................        136
 11,900   Schweitzer-Mauduit International,
            Inc. ...............................        210
 27,300   United Stationers Inc.++..............        663
 15,900   Universal Forest Products.............        240
                                                   --------
                                                      2,206
                                                   --------
          PHARMACEUTICALS -- 3.0%
 32,000   Alpharma Inc., Class A?(a)............      1,048
 13,400   ArQule Inc.++.........................        178
 43,700   Bio-Technology General
            Corporation++.......................        273
 33,000   Cephalon, Inc.++?(a)..................      1,586
 21,500   Cygnus, Inc.++(a).....................        161
 21,500   Enzo Biochem, Inc.++(a)...............        361
 24,000   Medicis Pharmaceutical Corporation,
            Class A++?..........................      1,076
 13,200   MGI Pharma, Inc.++....................        144

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          PHARMACEUTICALS -- (CONTINUED)
 52,500   NBTY, Inc.++..........................   $    446
 17,600   Noven Pharmaceuticals, Inc.++.........        498
 19,900   Pharmaceutical Product Development,
            Inc.++..............................        838
 29,300   Regeneron Pharmaceuticals, Inc.++.....        650
 19,200   Syncor International Corporation++?...        619
                                                   --------
                                                      7,878
                                                   --------
          PUBLISHING AND ADVERTISING -- 0.8%
 26,500   Bowne & Company Inc. .................        293
 10,400   Consolidated Graphics Inc.++..........        130
 12,800   Cyrk, Inc.++..........................         26
 17,200   Information Holdings Inc.++...........        368
 22,700   John H. Harland Company...............        424
 25,400   Penton Media, Inc. ...................        370
 21,900   The Standard Register Company.........        357
 11,500   Thomas Nelson, Inc. ..................         74
                                                   --------
                                                      2,042
                                                   --------
          RAILROADS, TRUCKING AND
            SHIPPING -- 1.8%
 15,900   Arkansas Best Corporation++(a)........        250
 19,600   Arnold Industries, Inc. ..............        374
 29,300   Fritz Companies, Inc.++...............        320
 20,300   Heartland Express, Inc.++.............        513
 19,100   Kirby Corporation++...................        382
  6,700   Landstar System, Inc.++...............        454
  8,900   M.S. Carriers Inc.++..................        273
 15,400   Roadway Express, Inc. ................        339
 20,600   U.S. Freightways Corporation..........        648
 18,400   Wabash National Corporation(a)........        189
 37,400   Werner Enterprises, Inc. .............        640
 18,900   Yellow Corporation++..................        324
                                                   --------
                                                      4,706
                                                   --------
          RESTAURANTS -- 2.9%
 20,200   Applebees International Inc. .........        721
 21,600   CEC Entertainment Inc.++..............        958
 15,900   IHOP Corporation++....................        318
 30,800   Jack in the Box Inc.++................        922
 17,200   Landry's Seafood Restaurants Inc. ....        195
 17,800   Luby's Inc. ..........................        135
 23,200   Marcus Corporation....................        320
 12,600   O'Charley's Inc.++....................        264
  8,300   P.F. Changs China Bistro Inc.++(a)....        291
 10,400   Panera Bread Company, Class A++.......        278
 14,900   RARE Hospitality International,
            Inc.++..............................        371
 50,400   Ruby Tuesday, Inc. ...................        989
 25,500   Ryan's Family Steak Houses Inc.++.....        271
 21,000   Sonic Corporation++(a)................        526
 24,800   The Cheesecake Factory++..............        913
 22,700   The Steak n Shake Company++...........        195
                                                   --------
                                                      7,667
                                                   --------
          SEMICONDUCTORS -- 4.8%
 19,200   Actel Corporation++...................        392
 34,100   Alliance Semiconductor
            Corporation++.......................        396
 34,600   Alpha Industries, Inc.++?.............        545
 24,100   ATMI, Inc.++..........................        446
 77,300   Axcelis Technologies, Inc.++..........        893
 17,500   AXT, Inc.++...........................        263

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SEMICONDUCTORS -- (CONTINUED)
 13,700   Brooks Automation, Inc.++.............   $    545
 39,500   C-Cube Micosystems Inc.++.............        486
 34,600   Cognex Corporation++?.................        855
 24,300   Cymer, Inc.++.........................        526
 13,900   Dupont Photomasks, Inc.++.............        610
 16,700   Elantec Semiconductor, Inc. ..........        444
 21,400   Electro Scientific Industries,
            Inc.++..............................        601
 16,500   Electroglas, Inc.++...................        272
 30,100   General Semiconductor, Inc.++.........        285
 50,500   Kopin Corporation++...................        290
 38,900   Kulicke & Soffa Industries Inc.++.....        528
 12,600   Park Electrochemical Corporation......        285
 19,800   Pericom Semiconductor Corporation++...        255
 23,700   Photronics, Inc.++....................        585
 21,900   Power Integrations, Inc.++............        378
 27,800   Silicon Valley Group, Inc.++..........        765
  9,900   Supertex, Inc.++......................        125
 26,500   Technitrol, Inc.?.....................        660
 17,000   Ultratech Stepper, Inc.++.............        419
 25,600   Varian Semiconductor Equipment
            Associates, Inc.++..................        817
    216   Zilog Inc.++..........................          1
                                                   --------
                                                     12,667
                                                   --------
          SOFTWARE -- 3.4%
 33,100   American Management Systems++?........        606
 23,700   Aspen Technology, Inc.++..............        566
 20,300   Avid Technology, Inc.++...............        272
 24,500   AVT Corporation++.....................         69
 16,800   BARRA, Inc.++.........................        907
 12,400   Bell Microproducts Inc.++.............        140
 16,900   Carreker Corporation++................        321
 47,400   Ciber Inc.++..........................        231
 31,800   Dendrite International, Inc.++........        445
 18,900   ePresence, Inc.++.....................         86
 35,000   ESS Technology, Inc.++................        201
 27,600   FileNET Corporation++.................        433
 25,700   HNC Software Inc.++...................        451
 26,300   Hyperion Solutions Corporation++......        424
 11,600   MapInfo Corporation++.................        206
 30,000   Midway Games Inc.++...................        219
 17,600   MRO Software, Inc.++..................        142
 14,900   PC-Tel, Inc.++........................        112
 20,000   Phoenix Technologies Ltd.++...........        278
 28,100   Progress Software Corporation++.......        407
 24,500   Remedy Corporation++..................        472
 46,900   RSA Security Inc.++?..................      1,159
 10,800   SPSS, Inc.++..........................        183
 26,900   Verity, Inc.++........................        610
                                                   --------
                                                      8,940
                                                   --------
          SPECIALTY STORES -- 5.1%
 40,900   99 Cents Only Stores++?...............        946
 13,000   Action Performance Companies,
            Inc.++(a)...........................        146
 22,900   AnnTaylor Stores Corporation++........        608
 35,300   Burlington Coat Factory Warehouse
            Corporation.........................        695
 19,800   Cato Corporation......................        298
 13,900   Chico's FAS, Inc.++(a)................        456
 16,800   Cost Plus, Inc.++.....................        387

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SPECIALTY STORES -- (CONTINUED)
 10,700   Department 56, Inc.++.................   $     95
 13,300   Discount Auto Parts Inc.++............        102
 14,600   Dress Barn, Inc.++....................        342
 10,700   Enesco Group, Inc.++..................         71
 15,600   Footstar, Inc.++......................        626
 24,400   Fossil, Inc.++........................        424
 25,900   Goody's Family Clothing Inc.++........        117
 10,100   Gottschalks Inc.++....................         51
 19,400   Gymboree Corporation++................        194
 33,100   Insight Enterprises, Inc.++...........        699
 14,500   Jo-Ann Stores Inc.++..................         64
  6,900   Lillian Vernon Corporation............         50
 31,900   Linens 'N Things, Inc.++?.............        877
 15,200   Mayor's Jewelers Inc.++...............         63
 25,900   Michaels Stores, Inc.++?..............        775
 40,800   O'Reilly Automotive Inc.++............        813
 25,700   Pacific Sunwear of California,
            Inc.++..............................        707
 42,500   PEP Boys - Manny, Moe & Jack..........        259
 76,400   Pier 1 Imports, Inc. .................        994
 13,900   School Specialty, Inc.++..............        300
 33,800   Stein Mart Inc.++.....................        370
 33,300   The Men's Wearhouse, Inc.++...........        719
 11,000   Wet Seal, Inc., Class A++.............        282
 27,600   Zale Corporation++?...................        800
                                                   --------
                                                     13,330
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 0.8%
 22,300   Allen Telecom Inc.++..................        288
 40,800   Aspect Communications
            Corporation++?(a)...................        180
 13,500   Boston Communications Group, Inc.++...        100
 10,200   Davox Corporation++...................        116
 12,100   Digi International Inc.++.............         70
 41,700   General Communication, Inc., Class
            A++.................................        374
 21,100   Inter-Tel Inc. .......................        215
 26,500   International FiberCom, Inc.++........        103
 26,200   Intervoice Inc.++.....................        213
 17,400   Network Equipment Technologies
            Inc.++..............................         74
 28,600   Pac-West Telecomm, Inc.++.............        100
 18,700   SymmetriCom Inc.++....................        227
                                                   --------
                                                      2,060
                                                   --------
          TOBACCO -- 0.1%
 35,500   DiMon Inc. ...........................        273
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          UTILITIES -- MISCELLANEOUS -- 0.5%
  8,100   American States Water Company.........   $    268
 42,300   Philadelphia Suburban Corporation.....        997
                                                   --------
                                                      1,265
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $261,368).......................    262,200
                                                   --------
PRINCIPAL
 AMOUNT
  (000)
---------
            U.S. TREASURY OBLIGATIONS -- 0.3%
            (Cost $792)
            U.S. TREASURY BILLS -- 0.3%
 $   800    3.725%** 06/21/01?....................        793
                                                     --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 9.8%
            (Cost $25,764)
  25,764    Nations Cash Reserves#................     25,764
                                                     --------
            TOTAL INVESTMENTS
              (Cost $287,924*).............  109.8%   288,757
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................   (9.8)%
            Receivable for investment securities
              sold................................   $  1,920
            Receivable for Fund shares sold.......     10,678
            Dividends receivable..................        146
            Interest receivable...................         25
            Receivable from investment advisor....         14
            Receivable for variation margin.......        111
            Unamortized organization costs........          1
            Collateral on securities loaned.......    (19,645)
            Payable for Fund shares redeemed......     (2,009)
            Administration fee payable............        (50)
            Shareholder servicing and distribution
              fees payable........................         (1)
            Payable for investment securities
              purchased...........................    (16,867)
            Accrued Trustees' fees and expenses...        (44)
            Accrued expenses and other
              liabilities.........................        (54)
                                                     --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...................    (25,775)
                                                     --------
            NET ASSETS.....................  100.0%  $262,982
                                                     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $    357
          Accumulated net realized gain on
            investments sold and futures
            contracts...........................      4,184
          Net unrealized appreciation of
            investments and futures contracts...        863
          Paid-in capital.......................    257,578
                                                   --------
          NET ASSETS............................   $262,982
                                                   ========
          PRIMARY A SHARES
          Net asset value, offering and
            redemption price per share
            ($256,465,216 / 19,372,407 shares
            outstanding)........................     $13.24
                                                   ========
          INVESTOR A SHARES
          Net asset value, offering and
            redemption price per share
            ($6,516,890 / 493,087 shares
            outstanding)........................     $13.22
                                                   ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $1,775 on investment securities was comprised of gross appreciation of $38,213 and gross depreciation of $39,988 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $290,532.

 ** Rate represents annualized yield to maturity at March 31, 2001.

 ++ Non-income producing security.

 ? All or a portion of security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $19,645.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $20,766 and $18,589, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2001

                                                         LARGE CAP           MANAGED             MIDCAP            SMALLCAP
                                                           INDEX              INDEX              INDEX              INDEX
                                                       -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $143, $32, $0 and $1, respectively)..............    $       28,991     $        5,372     $        4,154     $        1,588
Interest...........................................             2,363                548                409                520
Securities lending.................................               166                 29                 36                 66
                                                       --------------     --------------     --------------     --------------
    Total investment income........................            31,520              5,949              4,599              2,174
                                                       --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................            10,204              2,027              1,562                897
Administration fee.................................             5,868              1,165                897                515
Transfer agent fees................................               754                125                114                 64
Custodian fees.....................................               201                 54                 30                 84
Legal and audit fees...............................                89                 57                 79                 59
Registration and filing fees.......................                49                 28                157                 43
Trustees' fees and expenses........................                17                 17                 17                 17
Amortization of organization costs.................                --                  3                 --                  3
Interest expense...................................                44                 17                 20                  2
Printing expense...................................               134                 40                 42                 58
Other..............................................                43                 --                 10                 36
                                                       --------------     --------------     --------------     --------------
    Subtotal.......................................            17,403              3,533              2,928              1,778
Shareholder servicing and distribution fees:
  Primary B Shares.................................                --                 --*                --                 --
  Investor A Shares................................                76                110                 --*                18
                                                       --------------     --------------     --------------     --------------
    Total expenses.................................            17,479              3,643              2,928              1,796
Fees waived by investment advisor and/or
  distributor......................................            (8,419)              (975)            (1,541)              (851)
Fees reduced by credits allowed by the custodian...               (11)                (6)                (2)                (5)
                                                       --------------     --------------     --------------     --------------
    Net expenses...................................             9,049              2,662              1,385                940
                                                       --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................            22,471              3,287              3,214              1,234
                                                       --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................           (49,917)            63,915             45,461             25,840
  Written options..................................                --                 77                 --                 --
  Futures contracts................................            (9,771)            (4,629)              (186)            (2,397)
                                                       --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............           (59,688)            59,363             45,275             23,443
                                                       --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................          (546,913)          (173,455)            (9,177)           (32,449)
  Futures contracts................................            (1,859)              (127)              (116)               953
                                                       --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......          (548,772)          (173,582)            (9,293)           (31,496)
                                                       --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................          (608,460)          (114,219)            35,982             (8,053)
                                                       --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................    $     (585,989)    $     (110,932)    $       39,196     $       (6,819)
                                                       ==============     ==============     ==============     ==============

---------------

 *  Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                         LARGECAP INDEX
                                                                 -------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/01            3/31/00
                                                                 -------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       22,471     $       10,043
Net realized gain/(loss) on investments.....................           (59,688)             2,015
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (548,772)           161,252
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          (585,989)           173,310
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (22,206)            (9,866)
  Primary B Shares..........................................                --                 --
  Investor A Shares.........................................              (202)              (159)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................               (68)           (10,202)
  Primary B Shares..........................................                --                 --
  Investor A Shares                                                         (1)              (241)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................          (197,856)         1,755,447
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................          (806,322)         1,908,289
                                                                --------------     --------------
NET ASSETS:
Beginning of period.........................................         2,855,429            947,140
                                                                --------------     --------------
End of period...............................................    $    2,049,107     $    2,855,429
                                                                ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $          129     $           63
                                                                ==============     ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

           MANAGED INDEX
                                       MIDCAP INDEX            SMALLCAP INDEX
-----------------------------------   --------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/01          3/31/00          3/31/01          3/31/01          3/31/00
--------------------------------------------------------------------------------------
    $        3,287   $        5,537   $        3,214   $        1,234   $          685
            59,363           51,922           45,275           23,443           (1,463)
          (173,582)          36,646           (9,293)         (31,496)          41,308
    --------------   --------------   --------------   --------------   --------------
          (110,932)          94,105           39,196           (6,819)          40,530
            (2,955)          (5,273)          (3,184)            (889)            (654)
                --*              --*              --               --               --
              (167)            (290)              (1)             (12)              (7)
           (66,923)          (4,135)         (32,829)              --               --
                (1)              --               --               --               --
            (6,128)            (348)              (1)              --               --
           (79,448)        (156,377)         339,537           66,499          (34,827)
    --------------   --------------   --------------   --------------   --------------
          (266,554)         (72,318)         342,718           58,779            5,042
    --------------   --------------   --------------   --------------   --------------
           644,756          717,074               --          204,203          199,161
    --------------   --------------   --------------   --------------   --------------
    $      378,202   $      644,756   $      342,718   $      262,982   $      204,203
    ==============   ==============   ==============   ==============   ==============
    $          165   $           --   $           28   $          357   $           24
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                               LARGECAP INDEX
                                                                    YEAR ENDED                 YEAR ENDED
                                                                  MARCH 31, 2001             MARCH 31, 2000
                                                              ----------------------      ---------------------
                                                              SHARES       DOLLARS        SHARES      DOLLARS
                                                              -------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   26,263    $   724,134        8,490    $  224,859
  Issued in exchange for assets of Boatmen's Trust Company
    Equity Index Fund (Note 11).............................    3,147         86,357           --            --
  Issued in exchange for assets of Collective Trust Equity
    Index Fund (Note 11)....................................       --             --       58,487     1,690,266
  Issued as reinvestment of dividends.......................      595         14,995          511        13,544
  Redeemed..................................................  (37,361)    (1,029,638)     (44,295)     (184,945)
                                                              -------    -----------      -------    ----------
  Net increase/(decrease)...................................   (7,356)   $  (204,152)      23,193    $1,743,724
                                                              =======    ===========      =======    ==========
INVESTOR A SHARES:
  Sold......................................................      630    $    16,616          918    $   24,361
  Issued as reinvestment of dividends.......................        7            171           13           350
  Redeemed..................................................     (410)       (10,491)        (479)      (12,988)
                                                              -------    -----------      -------    ----------
  Net increase/(decrease)...................................      227    $     6,296          452    $   11,723
                                                              =======    ===========      =======    ==========
  Total net increase/(decrease).............................   (7,129)   $  (197,856)      23,645    $1,755,447
                                                              =======    ===========      =======    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                             MANAGED INDEX
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2001           MARCH 31, 2000
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     726    $ 13,552        3,058    $  62,607
  Issued in exchange for Primary A Shares of Nations Managed
    Value Index Fund (Note 11)..............................      85       1,648           --           --
  Issued as reinvestment of dividends.......................   2,159      39,299          267        5,408
  Redeemed..................................................  (6,688)   (130,821)     (10,732)    (217,683)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................  (3,718)   $(76,322)      (7,407)   $(149,668)
                                                              ======    ========      =======    =========
PRIMARY B SHARES:
  Sold......................................................      --*   $      1           --*   $       1
  Issued as reinvestment of dividends.......................      --*          1           --*          --*
  Redeemed..................................................      --*         --*          --*          --*
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      --*   $      2           --*   $       1
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     425    $  8,026          678    $  13,827
  Issued in exchange for Investor A Shares of Nations
    Managed Value Index Fund (Note 11)......................      74       1,431           --           --
  Issued as reinvestment of dividends.......................     302       5,489           27          538
  Redeemed..................................................    (959)    (18,074)      (1,024)     (21,075)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................    (158)   $ (3,128)        (319)   $  (6,710)
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................  (3,876)   $(79,448)      (7,726)   $(156,378)
                                                              ======    ========      =======    =========

---------------

* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                  MIDCAP INDEX
                                                                   YEAR ENDED
                                                                 MARCH 31, 2001
                                                              --------------------
                                                              SHARES      DOLLARS
                                                              --------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   63,692    $ 568,046
  Issued as reinvestment of dividends.......................    3,767       34,720
  Redeemed..................................................  (26,650)    (263,466)
                                                              -------    ---------
  Net increase/(decrease)...................................   40,809    $ 339,300
                                                              =======    =========
INVESTOR A SHARES:
  Sold......................................................       66    $     606
  Issued as reinvestment of dividends.......................       --*           1
  Redeemed..................................................      (40)        (370)
                                                              -------    ---------
  Net increase/(decrease)...................................       26    $     237
                                                              =======    =========
  Total net increase/(decrease).............................   40,834    $ 339,537
                                                              =======    =========

---------------

* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                            SMALLCAP INDEX
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2001          MARCH 31, 2000
                                                              ------------------      -------------------
                                                              SHARES    DOLLARS       SHARES     DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   9,786    $134,803       6,075    $  76,898
  Issued in exchange for Primary A Shares of Nations Managed
    SmallCap Value Index Fund (Note 11).....................     116       1,469          --           --
  Issued as reinvestment of dividends.......................      26         361          18          233
  Redeemed..................................................  (5,085)    (69,176)     (8,723)    (107,969)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................   4,843    $ 67,457      (2,630)   $ (30,838)
                                                              ======    ========      ======    =========
INVESTOR A SHARES:
  Sold......................................................     218    $  3,104         285    $   3,621
  Issued in exchange for Investor A Shares of Nations
    Managed SmallCap Value Index Fund (Note 11).............      94       1,191          --           --
  Issued as reinvestment of dividends.......................       1          10           1            7
  Redeemed..................................................    (383)     (5,263)       (610)      (7,617)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................     (70)   $   (958)       (324)   $  (3,989)
                                                              ======    ========      ======    =========
  Total net increase/(decrease).............................   4,773    $ 66,499      (2,954)   $ (34,827)
                                                              ======    ========      ======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                             OF YEAR    INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2001#.....................   $28.90         $0.24           $(6.55)          $(6.31)         $(0.24)
Year ended 3/31/2000#.....................    25.06          0.26             4.09             4.35           (0.25)
Year ended 3/31/1999......................    22.41          0.26             3.63             3.89           (0.25)
Year ended 3/31/1998#.....................    15.89          0.27             7.11             7.38           (0.27)
Year ended 3/31/1997......................    13.58          0.26             2.36             2.62           (0.26)
INVESTOR A SHARES
Year ended 3/31/2001#.....................   $28.76         $0.17           $(6.52)          $(6.35)         $(0.17)
Year ended 3/31/2000#.....................    24.94          0.19             4.08             4.27           (0.19)
Year ended 3/31/1999......................    22.31          0.19             3.63             3.82           (0.20)
Year ended 3/31/1998#.....................    15.87          0.21             7.05             7.26           (0.23)
Year ended 3/31/1997......................    13.58          0.25             2.32             2.57           (0.23)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2001#.....................     $   --##
Year ended 3/31/2000#.....................      (0.26)
Year ended 3/31/1999......................      (0.99)
Year ended 3/31/1998#.....................      (0.59)
Year ended 3/31/1997......................      (0.05)
INVESTOR A SHARES
Year ended 3/31/2001#.....................     $   --##
Year ended 3/31/2000#.....................      (0.26)
Year ended 3/31/1999......................      (0.99)
Year ended 3/31/1998#.....................      (0.59)
Year ended 3/31/1997......................      (0.05)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                              WITHOUT WAIVERS
                                                                     RATIO OF                                 AND/OR EXPENSE
                                                                    OPERATING                                 REIMBURSEMENTS
                                                                     EXPENSES                                 ---------------
                                                       RATIO OF     INCLUDING       RATIO OF                     RATIO OF
    TOTAL                                NET ASSETS    OPERATING     INTEREST    NET INVESTMENT                  OPERATING
  DIVIDENDS      NET ASSET                 END OF     EXPENSES TO    EXPENSE     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           VALUE       TOTAL        YEAR      AVERAGE NET   TO AVERAGE     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF YEAR   RETURN++     (000)        ASSETS      NET ASSETS     NET ASSETS       RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
   $(0.24)        $22.35       (21.94)%  $2,021,690      0.35%(a)(b)      --          0.88%           8%           0.68%(a)
    (0.51)         28.90        17.58     2,826,486      0.35(a)(b)      --           0.96            7            0.71(a)
    (1.24)         25.06        18.26       933,313      0.35(a)         --           1.17            4            0.71(a)
    (0.86)         22.41        47.38       656,523      0.35(a)       0.36%          1.39           26            0.66(a)
    (0.31)         15.89        19.41       567,039      0.35(a)         --           1.91            5            0.70(a)
   $(0.17)        $22.24       (22.18)%  $   27,417      0.60%(a)(b)      --          0.63%           8%           0.93%(a)
    (0.45)         28.76        17.32        28,943      0.60(a)(b)      --           0.71            7            0.96(a)
    (1.19)         24.94        18.00        13,827      0.60(a)         --           0.92            4            0.96(a)
    (0.82)         22.31        46.58         4,595      0.60(a)       0.61%          1.14           26            0.91(a)
    (0.28)         15.87        19.06         2,574      0.60(a)         --           1.66            5            0.95(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
MANAGED INDEX
PRIMARY A SHARES
Year ended 3/31/2001#..........     $22.04          $0.13            $(4.46)           $(4.33)          $(0.12)        $(2.69)
Year ended 3/31/2000#..........      19.39           0.16              2.78              2.94            (0.16)         (0.13)
Year ended 3/31/1999#..........      17.14           0.18              2.40              2.58            (0.18)         (0.15)
Year ended 3/31/1998...........      11.89           0.15              5.42              5.57            (0.17)         (0.15)
Period ended 3/31/1997*........      10.00           0.15              1.87              2.02            (0.13)            --
PRIMARY B SHARES
Year ended 3/31/2001#..........     $22.16          $0.04            $(4.49)           $(4.45)          $(0.03)        $(2.69)
Year ended 3/31/2000#..........      19.38           0.06              2.78              2.84            (0.06)            --
Year ended 3/31/1999#..........      17.11           0.09              2.41              2.50            (0.08)         (0.15)
Period ended 3/31/1998**.......      14.52           0.14              2.73              2.87            (0.13)         (0.15)
INVESTOR A SHARES
Year ended 3/31/2001#..........     $22.04          $0.08            $(4.47)           $(4.39)          $(0.07)        $(2.69)
Year ended 3/31/2000#..........      19.39           0.11              2.78              2.89            (0.11)         (0.13)
Year ended 3/31/1999#..........      17.14           0.14              2.39              2.53            (0.13)         (0.15)
Year ended 3/31/1998...........      11.89           0.14              5.40              5.54            (0.14)         (0.15)
Period ended 3/31/1997*........      10.00           0.12              1.89              2.01            (0.12)            --

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * Managed Index Primary A and Investor A Shares commenced operations on July 31, 1996.

 ** Managed Index Primary B Shares commenced operations on September 4, 1997.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF          RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS   OPERATING       NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF      EXPENSES       INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     TO AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)      NET ASSETS        NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(2.81)         $14.90        (21.49)%   $345,795       0.50%(a)(b)       0.67%          97%           0.70%(a)
    (0.29)          22.04         15.33      593,317       0.50(a)(b)        0.80           64            0.72(a)
    (0.33)          19.39         15.25      665,631       0.50(a)           1.03           35            0.73(a)
    (0.32)          17.14         47.54      374,504       0.50(a)(b)        1.26           30            0.80(a)
    (0.13)          11.89         20.22       42,226       0.50+(a)          1.92+          17            1.05+(a)
   $(2.72)         $14.99        (21.90)%   $      5       1.00%(a)(b)       0.17%          97%           1.30%(a)
    (0.06)          22.16         14.70            6       1.00(a)(b)        0.30           64            1.32(a)
    (0.23)          19.38         14.78            4       1.00(a)           0.53           35            1.33(a)
    (0.28)          17.11         18.24            3       1.00+(a)(b)       0.76+          30            1.30+(a)
   $(2.76)         $14.89        (21.75)%   $ 32,402       0.75%(a)(b)       0.42%          97%           0.95%(a)
    (0.24)          22.04         15.04       51,433       0.75(a)(b)        0.55           64            0.97(a)
    (0.28)          19.39         14.97       51,439       0.75(a)           0.78           35            0.98(a)
    (0.29)          17.14         47.21       25,447       0.75(a)(b)        1.01           30            1.05(a)
    (0.12)          11.89         20.12        3,038       0.75+(a)          1.67+          17            1.30+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
MIDCAP INDEX
PRIMARY A SHARES
Period ended 3/31/2001*........     $10.00          $0.08            $(0.72)           $(0.64)          $(0.08)        $(0.89)
INVESTOR A SHARES
Period ended 3/31/2001*........     $ 9.55          $0.05            $(0.24)           $(0.19)          $(0.06)        $(0.89)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * MidCap Index Primary A and Investor A Shares were first offered on March 31, 2000 and May 31, 2000, respectively.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS


                                                                               RATIO OF
                                                                            NET OPERATING
                                                             RATIO OF          EXPENSES           RATIO OF
    TOTAL                                      NET ASSETS    OPERATING        INCLUDING        NET INVESTMENT
  DIVIDENDS       NET ASSET                      END OF     EXPENSES TO    INTEREST EXPENSE    INCOME/(LOSS)    PORTFOLIO
     AND            VALUE         TOTAL          PERIOD     AVERAGE NET       TO AVERAGE         TO AVERAGE     TURNOVER
DISTRIBUTIONS   END OF PERIOD    RETURN++        (000)        ASSETS          NET ASSETS         NET ASSETS       RATE
-------------------------------------------------------------------------------------------------------------------------
   $(0.97)          $8.39         (7.27)%       $342,503       0.35%(a)          0.36%(a)           0.82%           69%
   $(0.95)          $8.41         (2.84)%       $    215       0.60%(a)+         0.61%(a)+          0.57%+          69%


   WITHOUT WAIVERS
   AND/OR EXPENSE
   REIMBURSEMENTS
   ---------------
      RATIO OF
      OPERATING
     EXPENSES TO
       AVERAGE
     NET ASSETS
   ---------------
        0.75%(a)
        1.00%(a)+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
SMALLCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2001#..........     $13.53          $0.08            $(0.31)           $(0.23)          $(0.06)        $   --
Year ended 3/31/2000#..........      11.04           0.04              2.49              2.53            (0.04)            --
Year ended 3/31/1999#..........      14.10           0.06             (2.92)            (2.86)           (0.06)         (0.14)
Year ended 3/31/1998...........       9.83           0.06              4.58              4.64            (0.06)         (0.31)
Period ended 3/31/1997*........      10.00           0.03             (0.17)            (0.14)           (0.03)            --
INVESTOR A SHARES
Year ended 3/31/2001#..........     $13.52          $0.04            $(0.32)           $(0.28)          $(0.02)        $   --
Year ended 3/31/2000#..........      11.03           0.01              2.49              2.50            (0.01)            --
Year ended 3/31/1999#..........      14.08           0.03             (2.91)            (2.88)           (0.03)         (0.14)
Year ended 3/31/1998...........       9.82           0.03              4.57              4.60            (0.03)         (0.31)
Period ended 3/31/1997*........      10.00           0.03             (0.18)            (0.15)           (0.03)            --

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * Managed SmallCap Index Primary A and Investor A Shares commenced operations on October 15, 1996.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS


                                                                           RATIO OF
                                                         RATIO OF       NET OPERATING               RATIO OF
    TOTAL         NET ASSET                NET ASSETS    OPERATING    EXPENSES INCLUDING         NET INVESTMENT
  DIVIDENDS         VALUE                    END OF     EXPENSE TO     INTEREST EXPENSE          INCOME/(LOSS)    PORTFOLIO
     AND           END OF        TOTAL       PERIOD     AVERAGE NET       TO AVERAGE               TO AVERAGE     TURNOVER
DISTRIBUTIONS      PERIOD       RETURN++     (000)        ASSETS          NET ASSETS               NET ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------
   $(0.06)         $13.24         (1.74)%   $256,465       0.41%(a)(b)          --                    0.56%           65%
    (0.04)          13.53         22.97      196,593       0.50(a)           0.51%(a)                 0.35            53
    (0.20)          11.04        (20.50)     189,379       0.50(a)(b)          --                     0.52            65
    (0.37)          14.10         47.71      102,437       0.50(a)(b)          --                     0.52            62
    (0.03)           9.83         (1.37)      40,851       0.50+               --                     1.05+           18
   $(0.02)         $13.22         (2.06)%   $  6,517       0.66%(a)(b)          --                    0.31%           65%
    (0.01)          13.52         22.67        7,610       0.75(a)           0.76%(a)                 0.10            53
    (0.17)          11.03        (20.67)       9,782       0.75(a)(b)          --                     0.27            65
    (0.34)          14.08         47.35       13,768       0.75(a)(b)          --                     0.27            62
    (0.03)           9.82         (1.52)         334       0.75+               --                     0.80+           18

               WITHOUT WAIVERS
               AND/OR EXPENSE
               REIMBURSEMENTS
               ---------------
                  RATIO OF
                  OPERATING
                 EXPENSES TO
                   AVERAGE
                 NET ASSETS
               ---------------
                    0.79%(a)
                    0.77(a)
                    0.82(a)
                    1.02(a)
                    1.21+
                    1.04%(a)
                    1.02(a)
                    1.07(a)
                    1.27(a)
                    1.46+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2001, the Trust offered thirty-four separate portfolios and Funds Trust offered five separate portfolios. These financial statements pertain only to the four index portfolios of the Trust and Funds Trust: LargeCap Index Fund, Managed Index Fund, MidCap Index Fund and SmallCap Index Fund (formerly Managed SmallCap Index Fund) (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust and Funds Trust are presented under separate cover. The Funds currently offer two classes of shares: Primary A Shares and Investor A Shares. Managed Index Fund also offers Primary B Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: All Funds may invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund may write options on such futures contracts primarily for the purpose of terminating existing positions. The Funds may also engage these techniques for non-hedging purposes such as seeking yield enhancement.

The Funds may write covered call options and covered put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Funds may write only covered options, which means that so long as a Fund is obligated as the writer of a call option, it is required to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security.

NATIONS FUNDS

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each month by the Managed Index Fund; all other Funds declare and pay distributions each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains, if any) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due to different book and tax accounting for futures contracts and use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 2001 were as follows:

                                      INCREASE/
                                     (DECREASE)      INCREASE/
                       INCREASE/    UNDISTRIBUTED    (DECREASE)
                       (DECREASE)        NET        ACCUMULATED
                        PAID-IN      INVESTMENT     NET REALIZED
                        CAPITAL        INCOME       GAIN/(LOSS)
                         (000)          (000)          (000)
                       -----------------------------------------
LargeCap Index.......        --          $ 3          $    (3)
Managed Index........    $4,904           --           (4,904)
MidCap Index.........        --           (1)               1
SmallCap Index.......       843           --             (843)

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Trust and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Managed Index and SmallCap Index Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust, Funds Trust and Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized

NATIONS FUNDS
as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.40% of each Fund's average daily net assets.

Each of the Trust and Funds Trust has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.10% of each Fund's average daily net assets.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust and Funds Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust and Funds Trust pursuant to agreements with BAAI. For the year ended March 31, 2001, Stephens and BAAI earned 0.07% and 0.11%, respectively, of the Funds' average daily net assets for their co-administration services.

BAAI and/or the sub-adviser and Stephens may, from time to time, reduce their fees payable by each Fund. During the year ended March 31, 2001 and until July 31, 2001, BAAI and/or the sub-adviser and Stephens agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                ANNUAL
FUND                                             RATE
------------------------------------------------------
LargeCap Index Fund and MidCap Index Fund.....  0.35%
SmallCap Index Fund...........................  0.40%*
Managed Index Fund............................  0.50%

---------------

* Prior to May 15, 2000 the rate was 0.50%.

BNY serves as the custodian of the Trust's and Funds Trust's assets. For the year ended March 31, 2001, expenses of the Funds were reduced by $24,162 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the year ended March 31, 2001, Bank of America earned approximately $15,784 for providing such services. Stephens also serves as distributor of the Funds' shares.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Trust and Funds Trust for serving as Trustee or Officer of the Trust and Funds Trust.

The Trust's and Funds Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2001, the Funds earned $6,074,024 in the aggregate from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust has adopted a shareholder administration plan for Primary B Shares of the Managed Index Fund. Each of the Trust and Funds Trust has adopted a combined shareholder servicing and distribution plan for the Investor A Shares of each Fund. The shareholder administration plan permits the Managed Index Fund to compensate institutions for shareholder administration services provided to customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result

NATIONS FUNDS
in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

During the year ended March 31, 2001 and until July 31, 2001, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                        CURRENT
                                          RATE
                                       (AFTER FEE   PLAN
                                        WAIVERS)    LIMIT
                                       ------------------
PRIMARY B SHAREHOLDER ADMINISTRATION
  PLAN:
  Managed Index Fund.................    0.50%      0.60%
INVESTOR A COMBINED SHAREHOLDER
  SERVICING AND DISTRIBUTION PLAN....    0.25%      0.25%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001 were as follows:

                                    PURCHASES    SALES
                                      (000)      (000)
                                    --------------------
LargeCap Index....................  $195,694    $514,520
Managed Index.....................   488,481     647,767
MidCap Index......................   564,713     263,391
SmallCap Index....................   222,826     141,806

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2001 were as follows:

                                      PURCHASES   SALES
                                        (000)     (000)
                                      ------------------
LargeCap Index......................   $7,636     $2,476
Managed Index.......................      306      2,104

5.  FUTURES CONTRACTS

At March 31, 2001, the following Funds had futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
LARGECAP INDEX:
S&P 500 Futures (long position) expiring June 2001(a)            122           $35,996            $35,661           $(335)
MANAGED INDEX:
S&P 500 Futures (long position) expiring June 2001(a)             38            11,124             11,107             (17)
MIDCAP INDEX:
MidCap 400 Futures (long position) expiring June 2001(a)          23             5,447              5,331            (116)
SMALLCAP INDEX
Russell 200 Futures (long position) expiring June 2001(a)         13             2,920              2,950              30

---------------

(a) Securities have been segregated as collateral for the LargeCap Index, Managed Index, MidCap Index and SmallCap Index Funds for open futures contracts.

6.  WRITTEN OPTIONS

Written options for the Managed Index Fund for the year ended March 31, 2001 aggregated the following:

                                  NUMBER OF    PREMIUM
SUMMARY OF WRITTEN OPTIONS        CONTRACTS     (000)
------------------------------------------------------
Outstanding at March 31, 2000...       0        $  0
Contracts opened................      31          77
Contracts closed................     (31)        (77)
                                     ---        ----
Outstanding at March 31, 2001...       0        $  0
                                     ===        ====

7.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2001, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust and Funds Trust. The Trust's and Funds Trust's Declarations of Trust authorize the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

NATIONS FUNDS

8.  LINES OF CREDIT

The Trust and Funds Trust each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2001, there were no loans outstanding under this Agreement. For the year ended March 31, 2001, borrowings by the Funds under the Agreement were as follows:

                                    AVERAGE
                                    AMOUNT       AVERAGE
                                  OUTSTANDING    INTEREST
FUND                                 (000)         RATE
---------------------------------------------------------
LargeCap Index..................     $611          6.89%
Managed Index...................      252          6.27
MidCap Index....................      269          6.95
SmallCap Index..................       25          6.99

The average amount outstanding was calculated based on daily balances in the period.

The Trust and Funds Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Fund paid its pro rata share. This fee was paid quarterly in arrears. Each participating Fund was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Funds under the committed line of credit.

9.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2001, the following Funds had securities on loan:

                           MARKET VALUE OF     MARKET VALUE
                          LOANED SECURITIES    OF COLLATERAL
FUND                            (000)              (000)
------------------------------------------------------------
LargeCap Index..........      $130,477           $133,563
Managed Index...........         9,744             10,295
MidCap Index............        44,190             46,457
SmallCap Index..........        18,589             19,645

10.  CAPITAL LOSS CARRYFORWARD

At March 31, 2001, the following Funds had available for federal income tax purposes the following unused capital losses expiring March 31:

                                  2007     2008     2009
FUND                              (000)    (000)    (000)
----------------------------------------------------------
SmallCap Index..................    --      $71         --
LargeCap Index..................    --       --    $31,209

At March 31, 2001, the SmallCap Index Fund utilized capital loss carryforwards of $17,544,000 during the year.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the following Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 under these rules:

                                            POST-OCTOBER
                                           CAPITAL LOSSES
                                              DEFERRED
FUND                                           (000)
---------------------------------------------------------
LargeCap Index...........................     $22,357

11.  REORGANIZATIONS

ACQUISITION OF THE COLLECTIVE TRUST EQUITY INDEX FUND

On March 31, 2000, the LargeCap Index Fund (the "Acquiring Fund") acquired the assets of the Collective Trust Equity Index Fund (the "Acquired Fund"), managed by Bank of America, in a taxable exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets as of the conversation date

NATIONS FUNDS
of the Acquired Fund and the Acquiring Fund prior to conversion, and the Acquiring Fund immediately after the conversion, were $1,690,266,000, $1,165,163,000 and $2,855,429,000, respectively.

On May 12, 2000, the Managed Index Fund and the SmallCap Index Fund (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of the Nations Managed Value Index Fund and the Nations Managed SmallCap Value Index Fund, respectively, (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the respective Acquiring Fund, pursuant to a plan of reorganization approved by the respective Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                 TOTAL NET ASSETS
                                          TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                          OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
ACQUIRING FUND       ACQUIRED FUND             (000)               (000)               (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------
Managed Index   Managed Value Index Fund       $3,079            $571,572            $574,651                 $536
SmallCap Index  Managed SmallCap Value
                Index Fund                      2,660             188,836             191,096                   94

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, the LargeCap Index Fund (the "Acquiring Fund"), acquired the assets of Boatmen's Trust Company Equity Index Fund, a common trust fund, managed by Bank of America, N.A. (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                        TOTAL NET ASSETS
  TOTAL NET ASSETS  TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND  OF ACQUIRING FUND   AFTER CONVERSION    UNREALIZED APPRECIATION
       (000)              (000)               (000)                  (000)
  ---------------------------------------------------------------------------------
      $86,357          $2,700,937          $2,787,294               $56,303

12.  SUBSEQUENT EVENT

On April 5, 2001, BAAI and BACAP reorganized into successor entities named Banc of America Advisors, LLC and Banc of America Capital Management, LLC, respectively. The successor entities are organized as limited liability companies under the laws of the State of North Carolina.

NATIONS FUND
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST AND NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LargeCap Index Fund, Nations Managed Index Fund, Nations MidCap Index Fund and Nations SmallCap Index Fund, (portfolios of Nations Fund Trust or Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2001, the amount of long-term capital gains designated by the Trust and Funds Trust were as follows:

FUND                                                             TOTAL
-------------------------------------------------------------------------
LargeCap Index..............................................  $    38,299
Managed Index...............................................   77,955,570
MidCap Index................................................   21,047,627
SmallCap Index..............................................      843,809

Of the ordinary income (including short-term capital gain) distributions made by the Trust and Funds Trust during the fiscal year ended March 31, 2001, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Large Cap Index.............................................   100.00%
Managed Index...............................................   100.00%
MidCap Index................................................    27.33%
SmallCap Index..............................................   100.00%

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

                     [This page intentionally left blank.]

THE NATIONS FUNDS FAMILY OF FUNDS
A spectrum of fund choices for building a total asset-allocation strategy


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, KS,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS
GROWTH FUNDS
Nations Financial Services Fund
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Aggressive Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Classic Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL/GLOBAL FUNDS
Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations Managed Index Fund
     Nations LargeCap Index Fund
     Nations MidCap Index Fund
     Nations SmallCap Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

INDEXAR (3/01)